As filed with the Securities and Exchange Commission on April 19, 2023
REGISTRATION NO.
33-47949
REGISTRATION NO.
811-01705

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 47	☒
AND/OR
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 425	☒
(Check appropriate box or boxes)

SEPARATE ACCOUNT A
(Exact Name of Registrant)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY
(Name of Depositor)
1290 Avenue of the Americas, New York, New York 10104
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, including Area Code:
(212) 554-1234

SHANE DALY
VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
Equitable Financial Life Insurance Company
1290 Avenue of the Americas, New York, New York 10104
(Names and Addresses of Agents for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: CONTINUOUS
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2023 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a)(1) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for previously filed post-effective amendment.
Title of Securities Being Registered:
Units of interest in Separate Account under variable annuity contracts.

M
OMENTUM
SM

A group deferred annuity contract

Prospectus dated May 1, 2023
Equitable Financial Life Insurance Company
Separate Account A

Please read and keep this prospectus for future reference. It contains important information that you should know before participating in or allocating amounts under the contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.

What is M
OMENTUM
SM
?

M
OMENTUM
SM
is a group deferred annuity contract issued by
Equitable Financial Life Insurance Company
(the “Company”, “we”, “our” and “us”). It is a funding vehicle for employers who sponsor qualified retirement plans. The M
OMENTUM
SM
employer-sponsored retirement program includes 401(a) and 401(k) plans, which are described in this prospectus. The M
OMENTUM
SM
program consists of a defined contribution IRS
pre-approved
plan and trust (“Plan and Trust”), which we sponsor, and a pooled trust (“Pooled Trust”) for employers who prefer to use their own qualified plan and trust.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

Contributions accumulate on a tax-deferred basis. A contract owner may fund a plan by selecting any number of our investment options. The investment options include variable investment options and one guaranteed interest account option (the “investment options”). The contract investment options that the contract owner has chosen correspond to certain of the options offered under the 401(a) or 401(k) plans available to a participant. A contract owner is an employer or plan trustee.

The contract provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract.

If you are a new investor in the contract, you may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your account value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

#408399
MOMENTUM
SM
(IF/NB)

Contents of this Prospectus

When we address the reader of this prospectus with words such as “you” and “your,” we generally mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner, i.e., the employer or plan trustee, as applicable, or the individual who participates in an employer’s plan funded by the M
OMENTUM
SM
contract. This individual is also referred to as the “participant.”

About your voting rights	46
About legal proceedings	47
Financial statements	47
Distribution of the contracts	47

Appendices

Portfolio Companies available under the contract	49

Definitions of key terms

Annuitant
— You, the participant, are the annuitant (or measuring life) for determining annuity payments.

Business day
— Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

Company
— Refers to Equitable Financial Life Insurance Company (“Equitable Financial”). The terms “we”, “us”, and “our” are also used to identify the Company.

Contract values in the variable investment options
— Each variable investment option invests in shares of a corresponding portfolio. The value of each variable investment option is measured by “units.” The value of units will increase or decrease as though you had invested in the corresponding portfolio’s shares directly. These amounts are subject to certain fees and charges discussed in “Charges and expenses” in this prospectus.

Contract’s value in the guaranteed interest option
— The value in the guaranteed interest option at any time will equal: (i) contributions, transfers and loan repayments to that option, plus (ii) interest, less (iii) withdrawals, loans and transfers out of the option. These amounts are subject to certain fees and charges discussed in “Charges and expenses” in this prospectus.

Contributions
— Employers or plan trustees may make payments to us that we call “contributions.” We can refuse to accept any application or contribution from an employer or plan at any time.

Guaranteed interest option
— The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

Participation date
— The “participation date” is the date we receive an individual’s properly completed and signed enrollment form and any other required documents at our processing office or the date we receive their initial contribution, if earlier. For participants in plans that converted to MOMENTUM
SM
from our EQUI-VEST
®
Corporate Trusteed contract, the participation date is the same participation date as in the EQUI-VEST
®
Corporate Trusteed certificate relating to that participant. If more than one EQUI-VEST
®
Corporate Trusteed certificate is in force with respect to a participant, then the participation date will be the earliest participation date.

Participation year
— The “participation year” is the 12-month period beginning on your participation date and each 12-month period after that date.

Retirement account value
— Is the total of the participant’s plan account values in the variable investment options and the guaranteed interest option. These amounts are subject to certain fees and charges discussed in “Charges and expenses” in this prospectus.

The MOMENTUM
SM
program
— The program consists of a defined contribution IRS pre-approved plan and trust (“Plan and Trust”), which we sponsor, and a pooled trust (“Pooled Trust”) for employers who prefer to use their own qualified plan and trust. See “The MOMENTUM
SM
program” in this prospectus for more information.

Units
— Units measure your value in each variable investment option.
To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Equitable Advisors, LLC’s (Equitable Financial Advisors in Michigan and Tennessee), (“Equitable Advisors”) financial professional can provide further explanation about your contract.

Prospectus	Contract or Supplemental Materials
variable investment options	Investment Funds or Investment Divisions

unit	Accumulation Unit

unit value	Accumulation Unit Value

guaranteed interest option	Guaranteed Interest Account

We also have contracts that we refer to as “original contracts/certificates.” These certificates are no longer available for new purchasers. Any information about original certificates which is different from the current contracts we offer can be found in Appendix “Portfolio Companies available under the contract” in this prospectus, which will be referenced throughout this prospectus when it applies.

Important information you should consider about the contract

FEES AND EXPENSES
Charges for Early Withdrawals
If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from the contract before the end of the 6 th
contract year since your last contribution, you will be assessed a withdrawal charge of up to 6% of the amount withdrawn or the contributions made in the current and five prior participation years, whichever is less. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $6,000 on a $100,000 investment.

For additional information about the charges for surrenders and early withdrawals charges see “Withdrawal charge” in “Charges under the contracts” under “Charges and expenses” in the prospectus.

Transaction Charges
In addition to withdrawal charges you may also be charged for other transactions (including loans and for special requests such as express mail or duplicate contracts). If an employer or plan trustee elects our recordkeeping option, checkwriting fees may apply.

For additional information about transaction charges see “Charges under the contract” in “Charges and expenses” in the prospectus.

Ongoing Fees and Expenses (annual charges)
The contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year under the contract, depending if you choose the options you choose. Please refer to your contract specifications page of your contract for information about the specific fees you will pay each year based the options you have elected.

Annual Fee	Minimum	Maximum

Base Contracts (1)	1.34%	1.49%
Investment options (Portfolio fees and expenses) (2)	0.56%	1.41%

(1)
 Expressed as an annual percent of daily net assets in the variable investment options.
(2)
Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2022 and could change from year to year.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, or make any other transactions, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost $1,746	Highest Annual Cost $2,549
Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Least expensive combination of contract and Portfolio fees and expenses
•   No optional benefits
•   No sales charges
•   No additional contributions, transfers, loans or withdrawals

Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Most expensive combination of contract, optional benefits and Portfolio fees and expenses
•   No sales charges
•   No additional contributions, transfers, loans or withdrawals

For additional information about ongoing fees and expenses see “Fee table” in the prospectus.

RISKS
Risk of Loss
The contract is subject to the risk of loss. You could lose some or all of your retirement account value. For additional information about the risk of loss see “Principal risks of investing in the contract” in the prospectus.

Not a Short-Term Investment
The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties. For additional information about the investment profile of the contract see “Fee table” in the prospectus.

Risks Associated with Investment Options
An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g., the Portfolios). Each investment option, including the guaranteed interest option, has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Variable investment options”, “Portfolios of the Trusts” and “Guaranteed interest option” in “Purchasing the Contract” in the prospectus.

See also Appendix “Portfolio Companies available under the contract” in the prospectus.

Insurance Company Risks
An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s retirement account value and the optional benefits. The general obligations, including the guaranteed interest option, and any optional benefits under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/selling-life-insurance/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the prospectus.

RESTRICTIONS
Investments
We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, combining any two or more variable investment options and transferring the retirement account value from any variable investment option to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option.

For more information see “About Separate Account A” in “More information” in the prospectus.

For additional information about the investment options, including information regarding volatility management strategies and techniques, see “Portfolios of the Trusts” in “Purchasing the Contract” in the prospectus.

Other Benefits
At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the variable investment options. If you have one or more optional benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the retirement account variable investment options, you may no longer be able to fund your retirement account. Not all employer plans will offer loans. Loans are subject to restrictions under federal tax rules and ERISA.

For additional information about the optional benefits see “How contributions can be made” in ”Purchasing the Contract” in the prospectus. See also ”Payment of Death Benefit” and “Other Benefits” in “Benefits available under the contract” in the prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For more information, see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the prospectus.

Exchanges
Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

Overview of the contract

Purpose of the Contract

M
OMENTUM
SM
is a funding vehicle for employers who sponsor qualified retirement plans. The M
OMENTUM
SM
employer-sponsored retirement program includes 401(a) and 401(k) plans, which are described in this prospectus. The M
OMENTUM
SM
program consists of a defined contribution IRS
pre-approved
plan and trust (“Plan and Trust”), which we sponsor, and a pooled trust (“Pooled Trust”) for employers who prefer to use their own qualified plan and trust. This funding vehicle is designed to help you accumulate assets through investments in underlying Portfolios and the guaranteed interest option during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides a death benefit to protect your beneficiaries. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Variable investment options;

•	Guaranteed interest option; and

•	Asset (Retirement account value) rebalancing option.

For additional information about each underlying Portfolio see Appendix “Portfolio Companies available under the contract”.

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; (3) for life with a certain minimum number of payments to the beneficiary upon the death of the annuitant; or (4) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.
Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income, death benefit protection and offers various payout options.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract up to 10% of your account value without paying a withdrawal charge. Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty. Withdrawals may also reduce your death benefit (possibly on a greater than dollar-for-dollar basis).

Death Benefit

Your contract includes a minimum death benefit that pays your beneficiaries an amount equal to at least your contributions less adjusted withdrawals, outstanding loan balances and accrued interest.

Automatic Asset Rebalancing Option

If elected by your employer or plan trustee, you can elect to have your retirement account value automatically rebalanced at no additional charge.

Fee table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. Each of the charges and expenses is more fully described in “Charges and expenses” in this prospectus. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, or if you make certain withdrawals, transfers or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None

Withdrawal Charge (as a percentage of contributions withdrawn) (1)	6.00%

Plan loan charges (2)	$50

Transfer Fee	None

Third Party Transfer or Exchange Fee (for each occurrence)	None

Checkwriting fee (3)	$50

(1)
The charge percentage is deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. The maximum withdrawal charge is 6% of the amount withdrawn or the contributions made in the current and five prior participation years, whichever is less. Important exceptions and limitations may eliminate or reduce this charge. For a complete description of withdrawal charges, please see “Withdrawal charge” in “Charges and expenses” in this prospectus.

(2)
$50 maximum per loan when a loan is made, plus an additional $6.00 per quarter for the administration of the outstanding loan amount. Your employer may elect to pay these charges. This charge is expressed on a per plan participant basis. Interest is charged on the loan at a rate set by your plan and is credited back to your contract as you repay the loan.

(3)
We will bill this charge directly to your employer if the employer elects the basic plan recordkeeping option. We charge a fee of $50 per check drawn if the employer elects to have us directly distribute plan benefits and withdrawals. We reserve the right to waive or increase these charges upon 90 days’ written notice to the employer or plan trustee.

The next table describes the fees and expenses that you will pay each year
during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Administrative Charge (1)	$30
Base Contract Expenses (as a percentage of daily net assets in the variable investment options) (2)	1.49% (3)
Annual basic recordkeeping charge (4)	$300

(1)
The quarterly administrative charge is currently $7.50 or, if less, 0.50% of a participant’s retirement account value plus the amount of any active loan. Your employer may elect to pay this charge for plans with 10 or more participants. We do not currently assess this charge for any calendar quarter in which the retirement account value plus any active loan is $25,000 or more on the last business day of that calendar quarter. We have reserved the right to increase this charge. The annual administrative charge is deducted from your retirement account value on each contract date anniversary. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the administrative charge for that year.

(2)
The total Separate Account A annual expenses deducted from the variable investment options and the total annual expenses of EQ Advisors Trust is not permitted to exceed a total annual rate of 1.75% of the value of the assets held in each of the EQ/Moderate Allocation, Multimanager Aggressive Equity, EQ/Common Stock Index and EQ/Money Market options.

(3)	The current Base Contract Expenses are: minimum 1.40% and maximum 1.49% for EQ/Common Stock and EQ/Money Market Options. For all other investment options the minimum and maximum is 1.34%.

(4)
We will bill this charge directly to your employer if the employer elects the basic plan recordkeeping option. We charge a fee of $50 per check drawn if the employer elects to have us directly distribute plan benefits and withdrawals. We reserve the right to waive or increase these charges upon 90 days’ written notice to the employer or plan trustee.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. A complete list of Portfolios available under the contact, including their annual expenses, may be found at the back of this document. See Appendix “Portfolio Companies available under the contract.” These expenses are for the period ended December 31, 2022, and may fluctuate from year to year.

Annual Portfolio Expenses	Minimum	Maximum

Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees and/or other expenses) *	0.56%	1.41%

*	“Annual Portfolio Expenses” may be based, in part, on estimated amounts of such expenses.

Example

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. The costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses and optional benefits available for an additional charge.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$8,551	$15,038	$21,781	$33,273	$3,045	$9,315	$15,832	$33,273

The Company

Equitable Financial is a New York stock life insurance corporation doing business since 1859 with its home office located at 1290 Avenue of the Americas, New York, NY 10104. We are an indirect wholly owned subsidiary of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract.

How to reach us

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

For all communications sent by Regular Mail:

Equitable-Retirement
P.O. Box 219489
Kansas City, MO 64121-9489

For all communications sent by Express Delivery:

Equitable-Retirement
430 West 7th Street
Suite 219489
Kansas City, MO 64105-1407

Reports we provide:

•	written confirmation of financial transactions; and

•	quarterly statement of retirement account values as of the close of each plan year quarter.

Voice Response Unit (“VRU”), Internet Access

The VRU is designed to provide
up-to-date
information via touch-tone telephone. A contract owner may elect the VRU and authorize us to accept participant instructions with respect to amounts attributable to their plan account values under the contract. The initial personal identification number (“PIN”) is the last four digits of the Participant’s Social Security Number and can be used upon participant enrollment in your plan. Our VRU system has been enhanced with voice recognition technology to accept spoken prompts.

Our participant service site is designed to provide information through the Internet on:

•	current contract values used to determine values for participant retirement account values;

•	current allocation percentages;

•	the number of units in the variable investment options attributable to participant retirement account values; and

•	the daily unit values for the contract variable investment options.

Subject to plan provisions, a participant can also:

•	request changes to allocation percentages and/or transfers among investment options;

•	elect to receive confirmations and quarterly statements electronically; and

•	request changes of the Internet password (not available through the VRU).
Employer Plan Administration Center, our Plan Sponsor site, gives the Plan Sponsor access to plan data, plan level fund and source balances, and individual participant’s accounts. You can obtain information on:

•	current contract value;

•	current participant allocation percentages, loan information, account values, and investment options;

•	the total number of units in the variable investment options; and

•	the daily unit values for the contract variable investment options.

The following features are also available online (please see Employer Plan Administration Center at www.equitable.com for more detailed information):

•	Forms download;

•	Contribution upload/download;

•	Address changes;

•	Disclosure brochure;

•	Administration manual;

•	Enrollment; and

•	Performance information.

The VRU and Internet access are normally available seven days a week, 24 hours a day. However, on a day that the Company is not open for business, any request will be processed on the next business day. Any transfer requests that are received prior to 4:00 p.m. Eastern Time (or if the New York Stock Exchange closes earlier, such earlier time) will be processed as of the close of business on the date the request is made and any transfer request received after 4:00 p.m. Eastern Time will be effective as of the close of business on the next business day following the request.

•	To use the VRU call toll-free,
(800) 821-7777.
To use our Internet access, or to use the Employer Plan Administration Center, visit our website at www.equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of instructions communicated by telephone or the Internet. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following the telephone or Internet instructions we reasonably believe to be genuine. We reserve the right to terminate or modify any telephone or automated transfer/ withdrawal service we provide upon 90 days’ written notice.

We reserve the right to limit access to these services if we determine that you are engaged in disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transferring your money among investment options” in this prospectus).

Customer service representative:

You may also use our toll-free number
(800) 528-0204
to speak with one of our customer service representatives. Our customer service representatives are available on each business day from Monday through Thursday 8:30 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time.

You may obtain daily unit values for the variable investment options and other information regarding M
OMENTUM
SM
and your account.

Hearing or speech-impaired clients may obtain information regarding M
OMENTUM
SM
contracts by dialing, toll-free, the AT&T national relay number
(800) 855-2880.
This service enables clients with a telecommunications device for the deaf (“TDD”) to have their message or questions relayed to our customer service department Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.

We generally require that the following types of communications be on specific forms we provide for that purpose which should be available through your employer or plan trustee:

(1)	change of investments and allocations (can be done online at our website or via the VRU as well);

(2)	transfers among investment options (can be done online at our website or via the VRU as well);

(3)	asset (retirement account value) rebalancing;

(4)	loan application; and

(5)	all partial and full withdrawal requests.

Address changes can be done online at our website, and a form should also be available through your employer or plan trustee.

To cancel or change any of the following we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)	Asset (retirement account value) rebalancing;

(2)	The date annuity payments are to begin; and

(3)	Systematic Withdrawal Option.

Signatures:

The proper person to sign forms, notices and requests is normally the participant and the authorized individual or employer or plan trustee.

Some requests may be completed online; you can use our participant service site to contact us and to complete such requests through the Internet. In the future, we may require that certain requests be completed online.

1.
Purchasing the Contract

How contributions can be made

Employers and plan trustees, as applicable, may make contributions at any time by any of ACH transfer, wire transfer or check. Participants should not send contributions directly to the Company. There is no minimum contribution amount, however, we have the right to require a minimum aggregate amount of contributions. All contributions made by check must be drawn on a U.S. bank, in U.S. dollars, and made payable to the Company (for subsequent contributions please write your contract number on the check). We do not accept third-party checks endorsed to us except for rollover contributions, plan-to-plan direct transfers or transfers from other funding vehicles under a plan, or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

An initial contribution must generally be accompanied by all properly completed forms. Failure to use the proper form, or to complete the form properly, may result in a delay in crediting contributions. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest
bearing suspense account while we try to obtain that information. Employers should send all contributions to the Company at the processing office. See “How to reach us” in this prospectus.

The contract owner may instruct us to accept a participant’s plan investment allocations as the contract allocation with respect to plan assets attributable to a participant’s retirement account value. If so instructed, we will allocate contributions under the contract according to the allocation percentages specified on a participant’s enrollment form. In the absence of direct instructions from the contract owner, if we receive an initial contribution before we receive a signed enrollment form or the allocation instructions on the form are incomplete (e.g., do not add up to 100%), we will notify the employer or plan trustee, as applicable, and request corrected instructions. The contract owner may also instruct us as to participants’ investment allocations pursuant to the Save
1-2-3
program, as described below.

We will return the contribution to the employer or plan trustee, as applicable, in five business days, if we have not received the signed form or corrected allocation instructions, unless we have obtained the appropriate authorization to continue to hold the contribution.

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see “Dates and prices at which contract events occur.”

Save
1-2-3

Employers and plan trustees, as applicable, may elect the Save
1-2-3
program under the M
OMENTUM
SM
contract. Save
1-2-3
includes several features designed to promote increased retirement savings by participants, including Automatic Enrollment, Automatic Investment and Automatic Deferral Increase. Employers or plan trustees that choose to use the Save
1-2-3
program may elect any or all of the features described below that suit their plans’ needs. Please note that not all features may be available in all plans. Participants are encouraged to speak with their employers, to learn more information about the details of the Save
1-2-3
program available under their plans.

Automatic Enrollment

If the Automatic Enrollment feature is elected, all eligible employees will be enrolled under the M
OMENTUM
SM
contract, at the salary deferral percentage mandated by the terms of their plan and not inconsistent with the Code. Participants can choose to allocate their contributions among the investment options, but if they do not choose an allocation by the cut off date under their plan, their contributions will be allocated automatically to the default option selected under the plan, which may be the participant default Automatic Investment option described below, or, if that option is not selected, a general default option for the plan. In order to elect the Automatic Enrollment feature, employers or plan trustees must provide census information via the Employer Plan Administration Center at www.equitable.com for all employees, including employees who are eligible and not contributing as well as ineligible employees.

Eligible employees have the right to opt out of the plan altogether. However, if they do not opt out by the cut off date under their plan, they will be automatically enrolled, and a percentage of their compensation will be contributed to the plan. The Code provides that participants have the right to opt out of the plan within 90 days of their initial contribution. Participants may also have the right to withdraw any contributions into the plan (as adjusted for investment performance) from the plan if they opt out during that
90-day
period, if the plan permits such withdrawals. If their plan does not permit such withdrawals during the first 90 days, their ability to make withdrawals will be subject to the same terms and conditions described in the section entitled “Withdrawals and termination” under “Accessing your money” in this prospectus. Participants have the right to cease making further contributions at any time. In addition, employers are required to provide participants, each plan year, with a notice of their rights to cease contributions, change the contribution amount and how contributions are invested in the absence of any investment decision by the participant.

Automatic Investment

Save
1-2-3
permits an employer or plan sponsor to choose the investment options into which contributions are to be allocated if no selection has been made for a participant’s contributions. The Automatic Investment feature may be a single investment option or a mix of the investment options available under the plan that satisfied the Code and applicable regulatory requirements. The Automatic Investment option(s) may be different than the general default investment option under the plan. The general default investment option does not qualify as a Qualified Default Investment Alternative (“QDIA”) and as a result does not satisfy the Department of Labor “safe harbor” requirement of a QDIA. The plan sponsor has a fiduciary duty to determine the appropriate default option for the plan. If the employer or plan trustee selects the Target Date Allocation portfolios (namely, the Target 2015 Allocation portfolio, Target 2025 Allocation portfolio, Target 2035 Allocation portfolio, Target 2045 Allocation portfolio and Target 2055 Allocation portfolio) as the participant default Automatic Investment feature, participants will automatically be placed in the appropriate Target Date Allocation portfolio based on their date of birth and the plan’s retirement age. The Company assumes that 65 is the normal retirement age, unless the employer or plan trustee provides a different age.

Automatic Deferral Increase

Employers or plan trustees can also choose the Automatic Deferral Increase feature. Under this feature, participants’ salary deferral percentage will automatically increase each year at a specified percentage until it reaches a maximum deferral percentage. The rate of the annual increase and the maximum deferral percentage is mandated by the terms of the plan.

Participants who want to opt out of any or all of these features can do so by visiting our website at www.equitable.com. Participants whose contributions have been allocated to the default option can transfer their account value to other investment options available under the M
OMENTUM
SM
contract as described in the section entitled “Transferring your money among investment options” in this prospectus.

What are your investment options under the contract?

The investment options are the variable investment options and the guaranteed interest option.

Variable investment options

Investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Only 25 investment options can be active at any one time.

The employer or plan trustee, as applicable, can choose from among the variable investment options.

Portfolios of the Trusts

We offer an affiliated Trust, which in turn offers one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust and EQ Advisors Trust (collectively the “affiliated Trust”). For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the Trust and is responsible for retaining or discontinuing the services of those sub-advisers.

Information regarding each of the currently available Portfolios, their investment adviser(s) and/or sub-adviser(s), their current expenses, and their current performance is available in an appendix to the prospectus. See Appendix “Portfolio Companies available under the contract.”

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should consider the investment objectives, risks, and charges and expenses of the portfolios carefully before investing. In order to obtain copies of the portfolios’ prospectuses, you may call one of our customer service representatives at (877) 522-5035, or visit www.equitable.com/ICSR#EQH146680.

You should be aware that Equitable Advisors and Equitable Distributors (“Equitable Distributors”) (together, the “Distributors”) directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives advisory fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administration fees in connection with the services they provide to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment advisory fees and administration expenses, will reduce the underlying Portfolios’ investment returns. The Company and/or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some Portfolios invest in other affiliated Portfolios (the ”EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the

Company, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”) and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart in the Appendix “Portfolio Companies available under the contract.”

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Asset Transfer Program
.
  Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)
By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)
By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Guaranteed interest option

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under “More information” in this prospectus.

We set interest rates periodically at our discretion according to our procedures that we have in effect at the time. All interest rates are effective annual interest rates, but before deduction of annual administrative charges or any withdrawal charges.

We credit interest daily to amounts in the guaranteed interest option. The minimum rate may vary depending on when your contract is issued but it will be shown on the data page for your contract.

For the M
OMENTUM
SM
program, we set quarterly “current” rates. The current rate applies to the entire amount you have in the guaranteed interest option during the calendar quarter for which it is declared. This calendar quarter is referred to as the “interest guarantee period.” We may change the duration of future interest guarantee periods, but no interest guarantee period will exceed one year. We may assign different current rates based on when we receive contributions. We may assign different current and yearly guaranteed rates to different plans based upon when the plan became enrolled in the M
OMENTUM
SM
program.

A plan will be considered enrolled in the M
OMENTUM
SM
program as of the earliest participation date that applies to a participant in that plan. All participants within the same plan will be subject to the same interest rates. Plans that converted from our EQUI-VEST
®
Corporate Trusteed contract to M
OMENTUM
SM
will be considered in the same group of participants or class, regardless of the date of the plan’s enrollment under EQUI-VEST
®
.

Current rates will never be less than the yearly guaranteed interest rate. At least 15 days before the beginning of a calendar year, we will notify you in writing of the guaranteed interest rate for the next year.

Selecting investment options (employers and plan trustees only)

Subject to state regulatory approval, you, as employer or plan trustee, can fund your plan with up to 25 active investment options at any one time. Selections are made at the time of application, but may be changed subject to our rules in effect at the time.

If any one of the EQ/Conservative Allocation, EQ/Conservative-Plus Allocation, EQ/Core Plus Bond, Multimanager Core Bond, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, EQ/Core Bond Index or EQ/PIMCO Ultra Short Bond options is chosen, the EQ/Money Market option must also be selected. Also, if the guaranteed interest option and any of the above-listed options are selected, certain restrictions may apply to transfers out of the guaranteed interest option. See “Transferring your money among investment options” in this prospectus. Lastly, if none of the above-listed investment options is selected, the guaranteed interest option as an investment option must be elected as a funding option.

See the Appendix “Portfolio Companies available under the contract” for information regarding investment choices available under “Original certificates.”

Allocating your contributions

If instructed by a contract owner, we allocate contributions to the investment options according to the allocation percentages on the participant’s enrollment form or as later changed. Under participant-directed plans, you, as participant, will provide the allocation percentages. In trustee-directed plans, the plan trustee will provide the percentages. Allocation percentages that are provided will be used for all contribution sources (employee and employer). Additional contributions sources (employee and employer) are allocated according to instructions on file unless the employee or employer provide us with new instructions. Contributions from participants in plans using the Save
1-2-3
program are allocated automatically to the default investment option specified by the employer or plan trustee, until the participant provides alternate allocation instructions.

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Equitable Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

You, as a participant, should review your confirmation notices carefully to determine whether your contributions have been allocated correctly.

If a contract owner authorizes us to use participant plan investment allocations as its instructions under the contract and unless restricted by your employer’s plan, a participant can change his or her allocation percentages at any time. To change allocation instructions, file a change of investment allocation form with your employer or plan trustee, as applicable, to be forwarded to our processing office. If appropriately authorized by a contract owner a participant can use the VRU or Internet access to change allocation percentages over the phone or over the Internet. The change will remain in effect for future contributions unless another change is requested.

2.
Benefits available under the
contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

This death benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals and the amounts of any outstanding loans and accrued interest.	Standard	No Additional Charge		• Withdrawals could significantly reduce or terminate benefit

Other Benefits

This other benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Asset (Retirement Account Value) Rebalancing Option	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Any change to your allocation instructions must be in writing and sent to our processing office
Participant Loans	Loans may be available to plan participants	Optional	$50 maximum per loan and $6.00 quarterly; interest determined by plan		• Not all employer plans will offer loans • Your employer may elect to pay these charges. • Loans are subject to restrictions under federal tax laws and ERISA

Payment of Death Benefit

Death benefit amount

In general, the death benefit is equal to the greater of:

•	the retirement account value, and

•	the “minimum death benefit.”

The minimum death benefit equals all contributions made, less withdrawals of contributions, and less any outstanding loan balance and accrued interest (including loans that default upon death). For example, assume that a $1,000 contribution is made, and that the contribution earns $1,000 (for a balance of $2,000). A $1,500 withdrawal is then made, leaving a balance of $500. Assume that a new $500 contribution is subsequently made. If the participant subsequently dies, the minimum death benefit will be $500 because there was a $500 contribution that had not been withdrawn, borrowed or forfeited.

If your surviving spouse rolls the death benefit proceeds over into a contract issued by us, the death proceeds will remain invested in this contract until your spouse’s contract is issued and the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse’s new contract. The amount of the death benefit will be calculated to equal the greater of (i) your retirement account value as of the date that your spouse’s contract is issued, and (ii) the “minimum death benefit” as of the date of your death. This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse’s new contract is issued.

If the participant dies while a loan is outstanding, the loan will automatically default and be subject to federal income tax as a plan distribution. We will treat this defaulted loan as a withdrawal for purposes of calculating the minimum death benefit. Defaulted takeover loans will not, however, be considered withdrawals for this purpose. There is no additional charge for this death benefit.

Distribution of the death benefit

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant’s beneficiary. The Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”) enacted at the end of 2019 has changed key aspects of post-death distributions from tax qualified plans. For deaths after December 31, 2019, only specified individuals who are eligible designated beneficiaries or EDBs may generally stretch post-death payments over the beneficiary’s life expectancy. See the discussion of required minimum distribution rules in the prospectus under “Tax information”. Individual beneficiaries who do not have EDB status (including beneficiaries named by the original beneficiary to receive any remaining interest after the death of the original beneficiary) must take out any remaining interest in the IRA or plan within 10 years of the applicable death in accordance with federal tax rules. Trusts for individuals which would be considered as “see-through trusts under the rules prior to January 1, 2020 presumably no longer qualify to elect the beneficiary continuation option, except under narrowly defined circumstances.

Under the M
OMENTUM
SM
contract, on the day we receive proof of death, we automatically transfer the participant’s retirement account value to the default option unless the beneficiary gives us other written instructions. We hold all monies in the default option until the beneficiary requests a distribution or transfer.

To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse
beneficiary, as explained under “Tax information” in this prospectus. We are not responsible for any beneficiary change request that we do not receive.

Beneficiary’s payment options

The beneficiary may elect to:

(a)	receive the death benefit in a single sum,

(b)	apply the death benefit to an annuity payout option we offer,

(c)	apply the death benefit to provide any other form of benefit payment we offer subject to required minimum distribution rules,

(d)	have the death benefit directly rolled over to a new traditional inherited IRA established on behalf of the beneficiary in specified circumstances, or

(e)	have the death benefit credited to an account under the M OMENTUM SM contract maintained on behalf of the beneficiary in accordance with the beneficiary’s investment allocation instructions.

If the beneficiary elects the last option then:

(1)
the beneficiary will be entitled to “stretch distributions” from his or her account if permitted under the terms of the employer’s plan and the minimum distribution rules under federal income tax rules;

(2)
we will determine the value of the beneficiary’s account at the time of distribution to the beneficiary which, depending upon investment gains or losses, may be worth more or less than the value of the beneficiary’s initial account; and

(3)
if the beneficiary dies prior to taking a distribution of his or her entire account, the beneficiary of the deceased beneficiary will be entitled to receive any remaining death benefit. Even in the case of participants who died before December 31, 2019, if the beneficiary dies January 1, 2020 or later, the SECURE Act imposes a 10-year limit on the distribution of the remaining benefit.

The beneficiary’s choices may be limited by the terms of the plan, our rules in effect at the time, and federal income tax rules.

Other Benefits

Automatic asset rebalancing for participant retirement account values

Subject to contract owner approval and availability under your employer’s plan, a participant may choose to automatically reallocate his or her retirement account value among the variable investment options and the guaranteed interest option which your employer has selected for your plan. To enroll in the asset rebalancing program, you must notify us in writing by completing our asset rebalancing form telling us:

(a)	the percentage you want invested in each investment option (whole percentages only), and

(b)	how often you want the rebalancing to occur (quarterly, semiannually or annually).

While your rebalancing program is in effect, we will transfer amounts among each investment option so that the percentage of your retirement account value that you specify is invested in each option at the end of each rebalancing date. Please note that the allocation percentages used for this program will also be used as your allocation percentages for future contributions.

Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional and/or financial adviser before electing the program.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our processing office.

3.
Principal risks of investing in the contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this prospectus.

Risks associated with variable investment options

You take all the investment risk for amounts allocated to one or more of the subaccounts, which invest in Portfolios. If the subaccounts you select increase in value, then your account value goes up; if they decrease in value, your account value goes down. How much your account value goes up or down depends on the performance of the Portfolios in which your subaccounts invest. We do not guarantee the investment results of any Portfolio. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.

Risk associated with taking a withdrawal

Withdrawals could significantly reduce the death benefit by an amount greater than the value withdrawn.

Insurance company risk

No company other than Equitable Financial Life Insurance Company has any legal responsibility to pay amounts that we owe under the contract. The general obligations and any Guaranteed benefits under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability.

Possible fees on access to account value

We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences you may incur fees for accessing your account value such as a withdrawal charge, annual administrative expense, base contract expense, and/or a charge for any optional benefits.

Possible adverse tax consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of contract, whether 401(a) or 401(k) plans. We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.

Not a short-term investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with the purpose for which the investment is being considered.

Risk of loss

All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other
government agency.

Risk associated with taking a loan

Loans will increase your account value and death benefit, and loaned amounts will not participate in the investment experience of your investment options. There may be adverse tax consequences associated with taking a loan from your contract.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyberattacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even when our workforce and employees of our service providers and/or third-party administrators can work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions, as well as possibly being more susceptible to cyberattacks. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyberattacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations
from such failures, attacks and events.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies. A wide variety of factors continue to impact financial and economic conditions, including, among others, volatility in the financial markets, rising inflation rates, supply chain disruptions, continued low interest rates and changes in fiscal or monetary policy. Efforts to prevent the spread of COVID-19 have affected our business directly in a number of ways, including through the temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent or episodic basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted.
While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk including, but not limited to, cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Furthermore, declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of investments. Market volatility also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are still highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19 and its variants.

4.
Determining your contract’s value

Your retirement account value

The “retirement account value” is the total of the values attributable to a participant’s plan account values under the contract in the variable investment options and the guaranteed interest option. These amounts are subject to certain fees and charges discussed under “Charges and expenses” in this prospectus.

If a partial or full withdrawal is made, or if the contract owner terminates a plan’s participation in the M
OMENTUM
SM
program, participant retirement account values will be reduced by any withdrawal charge that applies.

Your contract’s value in the variable investment options

Each variable investment option invests in shares of a corresponding portfolio. The value of each variable investment option is measured by “units.” The value of units will increase or decrease as though you had invested in the corresponding portfolio’s shares directly. The value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

Units measure your value in each variable investment option.

The unit value for each variable investment option depends on the investment performance of that option, minus daily charges for mortality and expense risks and other expenses. On any day, the value in any variable investment option equals the number of units credited under that option, adjusted for any units purchased for or deducted from that contract under that option, multiplied by that day’s value for one unit. The number of contract units in any variable investment option does not change unless they are:

(i)	increased to reflect subsequent contributions,

(ii)	decreased to reflect a withdrawal (plus applicable withdrawal charges),

(iii)	decreased to reflect a loan or increased to reflect a loan repayment, or

(iv)	increased to reflect a transfer into or decreased to reflect a transfer out of an investment option.

In addition, when we deduct the quarterly administrative charge and certain other charges, the number of units credited to that contract will be reduced. A description of how unit values are calculated is found in the SAI.

Your contract’s value in the guaranteed interest option

The value in the guaranteed interest option at any time will equal: contributions, transfers and loan repayments to that option, plus interest, less withdrawals, loans and transfers out of the option, and the charges we deduct.

5.
Transferring your money among investment options

Transferring your retirement account value

Subject to certain restrictions, the M
OMENTUM
SM
contract permits transfers of all or a portion of your retirement account value among the investment options at any time. A contract owner may authorize us to use participant plan transfer requests as its instructions under the contract. Your employer’s plan may, however, impose restrictions on transfers. We also offer automatic transfer services described under “Automatic asset rebalancing for participant retirement account values” in “Benefits available under the contract” in this prospectus for more detailed information. There is no charge for transfers or retirement account value rebalancing. Unless otherwise noted, “you” and “your” refer to the participant in this section.

You may make transfer requests by filing a request form to transfer with your employer or plan trustee to be forwarded to our processing office. You can also use our VRU or Internet access systems to make transfers among the investment options if your employer has adopted the system and authorized its use.

If your employer elects to fund your plan with the guaranteed interest option and any of the EQ/Conservative Allocation, EQ/Conservative-Plus Allocation, EQ/Core Plus Bond, Multimanager Core Bond, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, EQ/Core Bond Index, EQ/Money Market or EQ/PIMCO Ultra Short Bond options, the maximum amount that may be transferred from the guaranteed interest option to any other investment option during a “transfer period” is the greater of (i) and (ii) below, or, if greater, (iii) if applicable.

(i)	25% of the amount you had in the guaranteed interest option as of the last business day of the calendar year immediately preceding the current calendar quarter.

(ii)	The total of all amounts you transferred out of the guaranteed interest option during the same immediately preceding calendar year.

(iii)
If the employer or plan trustee, as applicable, has made an allocation to the guaranteed interest option on your behalf as a result of the mass transfer of assets to the M
OMENTUM
SM
contract from another funding vehicle, you may transfer, for the “transfer period” in which the allocation occurred, up to 25% of the amount held in the guaranteed interest option on your behalf as of the date of the allocation.

We will not permit transfers between the guaranteed interest option and the other investment option (i) after we receive a request for a withdrawal from the guaranteed interest option in connection with a contract termination, or (ii) for 90 days after we receive notice of a plan termination (except for transfers already being made under an automatic transfer option). After the end of the 90 days described in (ii), the transfer limitation described above will go into effect for transfers where your employer’s plan is funded with any of the investment options included in that description. If your employer’s plan is not funded with any of such investment options, then at the end of the 90 days described in (ii), the maximum amount that may be transferred from the guaranteed interest option to any other investment option during a “transfer period” is 25% of the amount you had in the guaranteed investment option as of the last day of such 90 day period.

From time to time we may remove certain restrictions that apply to your investment method. If we do so we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions that apply to your investment method, amounts that are in any investment options that are not available under your investment method can remain in these options, but you will not be permitted to allocate new contributions or make additional transfers (including through our rebalancing program) into these options.

A transfer period is the calendar quarter in which the transfer request is made and the preceding three calendar quarters.

Generally, this means that unless (iii) above applies, new participants will not be able to transfer funds out of the guaranteed interest option during the first calendar year of their participation under the contract.

See Appendix “Portfolio Companies available under the contract” for the “Original certificates” in this prospectus for transfer restrictions.

Transfers you make from the guaranteed interest option when there is no transfer limitation in effect will not count against the maximum transfer amount if the transfer limitation subsequently goes into effect.

We may, at any time, restrict the use of a disruptive transfer activity and agents acting on behalf of more than one participant. Any agreements to use disruptive transfer activity to make transfers are subject to our rules in effect at that time. Our current transfer restrictions are set forth in the “Disruptive transfer activity” in section below.

A transfer request does not change your percentages for allocating current or future contributions among the investment options. We will confirm all transfers in writing.

Please see “Allocating your contributions” in “Purchasing the Contract” for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small-
and
mid-capitalization
companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-
and
mid-capitalization
companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.
We offer investment options with underlying portfolios that are part of the affiliated Trust, as well as investment options with underlying portfolios of outside trusts with which the Company has entered participation agreements (the “unaffiliated trusts” and, collectively with the affiliated trust, the “trusts”). The affiliated trust has adopted policies and procedures regarding disruptive transfer activity. It discourages frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. It aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

As of the date of this prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an “unaffiliated trust”). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract owner/participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/ participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/ participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner/ participant.

Contract owners/participants should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/ participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

6.
Accessing your money

Withdrawals and termination

Subject to any restrictions in your employer’s plan, the contract allows your employer or plan trustee, whichever applies, to make a withdrawal from your retirement account value on your behalf by submitting a completed withdrawal form to our processing office. We will process withdrawal requests on the business day we receive the required information. We will send withdrawal proceeds to your employer or plan trustee, unless your employer instructs us to send the distributions directly to the participants. If we receive only partially completed information, we will return the request to the employer or plan trustee for completion before we can process it.

As a deterrent to premature withdrawal (generally before age 59
1
⁄
2
), federal income tax rules provide certain restrictions on and penalties for early withdrawals. In addition, for payments made directly to participants, we withhold income taxes from the amount withdrawn unless an exception applies. See “Tax information” in this prospectus.

The employer or plan trustee may also terminate its entire participation under the contract by writing to our processing office. In addition, if a plan does not qualify under federal income tax rules, or, if a contract owner fails to provide us with the participant data necessary to administer the contract, we may return the plan assets to the employer or plan trustee.

Withdrawals or terminations may result in a withdrawal charge. Withdrawals reduce your retirement account value and may be subject to withdrawal charges and have tax consequences, including possible tax penalties. See “Charges and expenses” in this prospectus.

While you have a loan outstanding, an amount equal to 10% of your loan balance will be restricted, and may not be withdrawn from your retirement account value.

Installment payments (Systematic withdrawals)

If your plan permits and a participant has at least $5,000 of retirement account value in the investment options on the date we receive the proper election form at our processing office, a participant may elect retirement installment payments. A participant may elect to have installment payments made on a monthly, quarterly, semiannual or annual basis. The minimum amount available for each installment payment is $300. We will make the installment payment on any day of the month selected as long as it is not later than the 28th day of the month. If a date is not selected, then installment payments will be made on the first day of the month.
Installment payments may be elected under the M
OMENTUM
SM
contract if a participant’s:

•	plan (which must be either a full service or basic recordkeeping plan as described under “Plan recordkeeping services” in this prospectus) permits it and the contract owner elects to make this option available to participants;

•	retirement account value is not subject to a withdrawal charge, as fully explained in “Charges and expenses” in this prospectus; and

•	account does not have a loan outstanding.

If installment payments are elected, a fixed-dollar amount will be withdrawn from each investment option. A participant need not maintain a minimum retirement account value amount. The amount of each installment payment will represent a pro rata portion of the total amount in each investment option, adjusted to reflect expenses and investment experience.

It is the plan sponsor’s responsibility to ensure that payments received meet any applicable requirements of the Code.

Once elected, installment payments shall continue until the retirement account vehicle is exhausted, with the final payment being equal to the amount remaining in the retirement account value, or until we receive a participant’s written request to cancel installment payments.

Forfeitures

Forfeitures can arise when a participant who is not fully vested under a plan terminates employment. Under the terms of the Plan and Trust, the Pooled Trust and the Governmental Trust, when a forfeiture occurs, we will withdraw the unvested portion of the retirement account value and deposit such amount in a forfeiture account. We allocate amounts in the forfeiture account to the plan “default option.” The default option is the EQ/Money Market option, if that is an option under your plan. Otherwise, the guaranteed interest option is the default option. For more information on vesting, refer to the SAI.

See Appendix “Portfolio Companies available under the contract” for the “Original certificates” default option.

Ex-participants
returning to active service would have their forfeiture account returned to them as a contribution account as their plan permits. Special rules apply to how the withdrawal charge will apply when forfeitures have occurred. See “Withdrawal charge” under “Charges and expenses” in this prospectus.

Plan loans

The contract permits your employer, or plan trustee, as applicable, to withdraw funds from your retirement account value, without incurring a withdrawal charge, in order to make a loan to you under your employer’s plan. Your employer can tell you whether loans are available under your plan.

Employers who adopt the Plan and Trust may choose to offer its loan feature. The availability of loans under an individually designed or IRS pre-approved
plan document depends on the terms of the plan.

Employers transferring plan assets to the M
OMENTUM
SM
program may also transfer outstanding plan loans to the contract. We call these “takeover loans.” We will allocate repayments of loans to the investment option elected on the takeover loan form.

Effective January 1, 2002, plan loans to sole proprietors, partners and S corporation owners are exempt from the prohibited transaction rules for plan loans, similar to non-owner
employees. Therefore, they can borrow on the same basis as their employees.

Participants should apply for a plan loan through their employer or the plan trustee, whichever applies. The employer or plan trustee and the participant must complete and sign a loan agreement and application before we make any plan loan. Before taking a plan loan, married participants must generally obtain written consent of their spouse. In addition, participants should always consult their tax adviser before taking out a plan loan.

Amounts borrowed do not participate in the investment options’ investment experience and, therefore, loans can affect the account value and death benefit whether or not the loan is repaid. The account value at surrender and the death proceeds payable will be reduced by the amount of any outstanding loan plus accrued interest.

We permit only one outstanding plan loan at any time. We will permit any number of takeover loans at any time. You may not have both takeover loans and plan loans outstanding at the same time. The minimum loan amount is $1,000 and the maximum is 50% of your vested retirement account value and cannot exceed $50,000. This $50,000 limit is reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding balance of plan loans on the date the loan was made. See “Additional loan provisions” in the SAI and “Tax information” in this prospectus.

While you have a plan loan outstanding, an amount equal to 10% of your loan balance will be restricted, and may not be withdrawn from your retirement account value. See “Plan loan charges” under “Charges and expenses” in this prospectus for a description of charges associated with plan loans.

Your employer or the plan trustee will set the interest rate that applies to your plan loan under the terms of your employer’s plan. Each employer or plan trustee, as applicable, is responsible for determining the interest rate that applies to each loan. We will add all interest (as well as principal) that you pay to your retirement account value. The interest paid in repaying a loan may not be deductible, but amounts paid as interest on your loan will be taxable when it is distributed.

Plan loan repayments covering interest and principal will be due according to the repayment schedule determined according to the terms of the employer’s plan.
Participants should send plan loan repayments to the plan administrator and not to the Company.
All plan loan payments made by the plan administrator to us must be made by ACH transfers, check or wire transfer subject to the same rules for contributions. See “How contributions can be made” in this prospectus.

If permitted by the plan, you may prepay a plan loan in whole or in part at any time by using a certified check or money order. No personal checks are accepted. We will apply any payments we receive to interest first, and principal second. Plan loan repayments will be allocated to the investment options according to instructions we receive on the loan request form.

A plan loan will be considered in default if:

•	we do not receive the amount of any scheduled repayment within 90 days of its due date,

•	the participant dies, or

•	participation under the contract terminates and the plan does not allow for repayment after separation from service.

We may treat the plan loan principal as a withdrawal subject to the withdrawal charge.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to an annuity payout option, payment of a death benefit or payment of any portion of your retirement account value (less any withdrawal charge). We may postpone such payments or applying proceeds for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option for up to six months while you are living.

Your annuity payout options

When a participant is ready to retire, the contract owner will report to us that an annuity benefit is to be provided under the contract. We will then apply any contract values attributable to a participant’s retirement account value to purchase his or her annuity benefit. Subject to availability under an employer’s plan and the Code, M
OMENTUM
SM
offers you several choices of annuity payout options. You may choose fixed or variable annuity payments. You can annuitize your contract. The current available annuity payout options are listed below. Your choices are always subject to the terms of your employer’s plan. The distribution will be in the form of a life annuity or another form offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time. Please contact our customer service department or speak with your financial professional to confirm which annuity payout option(s) are available to you.

Fixed annuity payout options	• Life annuity • Life annuity with period certain • Life annuity with refund certain • Period certain annuity • Qualified joint and survivor life
Variable Immediate Annuity payout options (as described in a separate prospectus for this option)	• Life annuity (not available in • New York) • Life annuity with period certain • Qualified joint and survivor life

Annuity payout options

The SECURE Act which is generally effective January 1, 2020 significantly amended the required minimum distribution rules, and it may restrict the availability of certain annuity payout options.

A participant can choose from among the following annuity payout options:

•
Life annuity:
An annuity that guarantees payments for the rest of a participant’s life. Payments end with the last monthly payment before a participant’s death. Because there is no death benefit with this payout option, it provides the highest monthly payment of any of the life annuity options. The monthly payments terminate with your death. If you choose this payout option and you die before the due date of the second (third, fourth, etc.) annuity payment, then you will only receive one (two, three, etc.) annuity payment.

•
Life annuity with period certain:
An annuity that guarantees payments for the rest of a participant’s life and, if a participant dies before the end of a selected period of time (“period certain”), provides payments to the benefi-

ciary for the balance of the period certain, subject to required minimum distribution rules. The period certain cannot extend beyond the annuitant’s life expectancy. A life annuity with period certain is the form of annuity under the contracts that a participant will receive if a participant does not elect a different payout option. In this case, the period certain will be based on the annuitant’s age and will not exceed 10 years or the annuitant’s life expectancy.

•
Life annuity with refund certain:
An annuity that guarantees payments for the rest of a participant’s life and, if a participant dies before the amount applied to purchase the annuity option has been recovered, provides payments to the beneficiary that will continue until that amount has been recovered, subject to required minimum distribution rules. This payout option is available only as a fixed annuity.

•
Period certain annuity:
An annuity that guarantees payments for a specific period of time, usually 5 or 10 years. The guarantee period may not exceed a participant’s life expectancy and will be subject to required minimum distribution rules. This option does not guarantee payments for the rest of a participant’s life.

•
Qualified joint and survivor life annuity:
An annuity that guarantees lifetime income to a participant and, after a participant’s death, continuation of income to their surviving spouse. Generally, unless married participants elect otherwise with the written consent of the participant’s spouse, this will be the normal form of annuity payment for plans such as the Plan and Trust.

The life annuity, life annuity with period certain and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of a participant’s life and, after a participant’s death, continuation of payments to their surviving spouse. We may offer other payout options not outlined here. The Company’s financial professional can provide details.

Fixed annuity payout options

The M
OMENTUM
SM
contract offers fixed annuity payout options. We guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for the participant.

Variable Immediate Annuity payout options

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of the affiliated Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

Selecting an annuity payout option

In order to elect an annuity payout option, the retirement account value used to purchase the annuity must be at least $3,500. You, the participant, choose whether these payments will be either fixed or variable. Once you have selected a payout option and payments have begun, no change can be made unless it is necessary to comply with the minimum distribution requirements of federal income tax rules.

The amount of the annuity payments will depend on:

(1)	the amount applied to purchase the annuity;

(2)	the type of annuity chosen; and

(3)	in the case of a life annuity, the participant’s age (or the participant’s and joint annuitant’s ages).

You, the participant, are the annuitant (or measuring life) for determining payments.

You will not be able to make withdrawals or change annuity payout options once your contract is annuitized.

Lifetime required minimum distributions (Automatic minimum withdrawal option)

The start of a participant’s lifetime required minimum distributions from qualified plans depends on the participant’s birthdate and retirement status. Lifetime required minimum distributions from qualified plans generally must begin April 1 st
of the calendar year after the calendar year in which the participant reaches the applicable RMD age (as defined under federal tax law), or retires from the employer sponsoring the plan, whichever is later. If you attain age 72 after 2022 and age 73 before 2033, your applicable RMD age is 73. If you attain age 74 after 2032, your applicable RMD age is 75. If you were born prior to July 1, 1949, your applicable RMD age is 70½, and if you were born on or after July 1, 1949 and before January 1, 1951, your applicable RMD age is 72. For participants who own more than 5% of the business, the lifetime required minimum distributions must begin after the applicable RMD age even if they are still working. Subsequent distributions must be made by December 31st of each calendar year (including the calendar year in which distributions must begin).

If you, the participant, take less than the required minimum distribution in any year, you could have to pay a 25% penalty tax on the “shortfall” (required amount less amount actually taken). This penalty tax is reduced to 10% if a distribution of the shortfall is made within two years and prior to the date the excise tax is assessed or imposed by the IRS.
Automatic minimum withdrawal option

The “automatic minimum withdrawal option” is a payment option we designed to help you, the participant, meet the lifetime required minimum distributions under federal income tax rules. If you elect the automatic minimum withdrawal option, we will withdraw the amount that the federal income tax rules require you to withdraw from your retirement account value. We calculate the amount to be withdrawn under this option based on the information you give us, the various choices you make and certain assumptions. We assume that the funds you hold under your certificate are the only funds subject to the required minimum distributions. We are not responsible for errors that result from inaccuracies of information you provide.

You may elect the automatic minimum withdrawal option if you, the participant, attain at least the applicable RMD age and have a retirement account value of at least $3,500. You can elect the automatic minimum withdrawal option by filing the proper election form with your employer.

You may discontinue the automatic minimum withdrawals program at any time, upon notice to us. Generally, electing this option does not restrict you from taking additional partial withdrawals or subsequently electing an annuity payout option.

The automatic minimum withdrawal option is not available if you have an outstanding loan.

The minimum amount that you may receive under this option is $300, or your retirement account value, whichever is less. We will also deduct any withdrawal charges that apply.

7.
The M
OMENTUM
SM
program

This section explains the M
OMENTUM
SM
Program in further detail. It is intended for employers who wish to enroll in the M
OMENTUM
SM
Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and Adoption Agreement that define the scope of the M
OMENTUM
SM
Program in more specific terms. References to “you” and “your” in this section are to you in your capacity as an employer or plan trustee. Discussion in this and other sections of features of the M
OMENTUM
SM
Program (other than the variable investment options) such as the Plan and Trust, the Pooled Trust, Governmental Trust, Plan recordkeeping services and Plan fees and charges, are solely to provide a more complete understanding of how the variable investment options operate within the M
OMENTUM
SM
Program.

The M
OMENTUM
SM
program offers, according to the terms of either the Plan and Trust, the Pooled Trust or the Governmental Trust, a group variable annuity contract as a funding vehicle for employers who sponsor qualified retirement plans. Defined contribution plans provide for an individual account for each plan participant, and for benefits based solely on the amounts contributed to such an account and any income, expenses, gains and losses. A qualified defined contribution plan meets the requirements of Section 401(a) of the Code and Treasury regulations that apply.

You, the employer or plan trustee, whichever applies, are responsible for determining whether the M
OMENTUM
SM
contract is a suitable funding vehicle for your qualified retirement plan. You should read this prospectus and the M
OMENTUM
SM
contract before entering into the contract.

Plan and Trust

As an employer, subject to the Company’s underwriting requirements, you can use the M
OMENTUM
SM
program to adopt the Plan and Trust, in which case the Trust will be the sole funding vehicle for your plan. The Trust is funded by the M
OMENTUM
SM
contract.

The Plan and Trust consists of IRS
pre-approved
defined contribution plans, all of which use the same basic plan document. They include:

•	a standardized and nonstandardized profit-sharing plan (both with an optional qualified cash or deferred arrangement pursuant to Section 401(k) of the (Code)); and

•	a standardized and a nonstandardized defined contribution pension plan.

An employer may adopt one or more of these plans. The plans are all participant-directed. That means the plan participants choose which variable investment options to use for the investment of their plan accounts from those options selected by the plan. The plans are designed to meet the requirements of Section 404(c) under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). However, as an employer, you are responsible for making sure the variable investment options chosen constitute a broad range of investment choices as required by the Department of Labor (“DOL”) regulation under Section 404(c). See “Certain rules applicable to plans designed to comply with Section 404(c) of ERISA” under “Tax information” in this prospectus.

If you adopt the Plan and Trust, you must choose our full-service plan recordkeeping option. The SAI contains more information about the Plan and Trust.

Pooled Trust

If you want to use your own individually designed or a prototype qualified defined contribution plan, you may adopt the Pooled Trust as a funding vehicle. The Pooled Trust is for investment only. You may use it as your plan’s only funding vehicle or in addition to other funding vehicles. The same group variable annuity contract (i.e., the M
OMENTUM
SM
contract) is used under the Pooled Trust and the Plan and Trust.

The Pooled Trust is available for qualified defined contribution plans with either participant-directed or trustee-directed investments. If you adopt the Pooled Trust, only the basic plan recordkeeping option is available. However, we may offer to perform additional plan record-keeping services for an additional charge. We will provide such services according to the terms of a written service agreement between us and the plan trustee.

Governmental Trust

The Governmental Trust is available for qualified defined contribution government plans described in Section 414(d) of the Code (“Section 414(d)”). A governmental unit which is a State, a political subdivision of a State or any agency or instrumentality of a State must adopt a Section 414(d) plan and sign a participation agreement with us. If you adopt the Governmental Trust, only the basic plan recordkeeping option is available. We will provide such services according to the terms of a written service agreement between us and the plan trustee.

Trustee

Benefit Trust Company currently is the trustee under both the Pooled Trust and the Plan and Trust. The Plan and Trust and the Pooled Trust will not be available in certain states where the M
OMENTUM
SM
contract may only be issued directly

to the employer or plan trustee. Employers will not be able to use our full-service plan recordkeeping option in those states.

Benefit Trust Company currently is the trustee of the Governmental Plan’s Trust. Employers using the Governmental Plan’s Trust will not be able to use our full-service plan.

The sole responsibility of Benefit Trust Company is to serve as a party to the M
OMENTUM
SM
contract. Neither has any responsibility for the administration of the M
OMENTUM
SM
program or for any distributions or duties under the M
OMENTUM
SM
contract.

Employer’s responsibilities

If you elect the full-service recordkeeping option, your responsibilities relating to the administration and qualification of your plan will include:

•	sending us contributions at the proper time;

•	determining the amount of all contributions for each participant;

•	maintaining all personnel records necessary for administering your plan;

•	determining who is eligible to receive benefits;

•	forwarding all forms to us that the employees are required to submit;

•	arranging to have all reports distributed to employees and former employees if you elect to have them sent to you;

•	arranging to have our prospectuses distributed;

•	filing an annual information return for your plan with the IRS, if required;

•	providing us with the information needed for running special nondiscrimination tests, if you have a 401(k) plan or if your plan accepts post-tax
employee or employer matching contributions, and making any corrections if you do not pass the test;

•	selecting interest rates and monitoring default procedures, if you elect to offer participant loans in your plan; and

•	meeting the requirements of Section 404(c) under ERISA if you intend for your plan to comply with that section.

The plan recordkeeping services agreement contains other responsibilities of the employer relating to the administration and qualification of your plan. All plans that elect the full-service plan recordkeeping option must enter into the recordkeeping services agreement. We will give you guidance and assistance in performing your responsibilities; however, you are ultimately responsible. Employers who use an individually designed or an IRS pre-approved
plan already have most of these responsibilities; therefore, adopting the Pooled Trust or Governmental Trust will not increase such responsibilities.
Adopting the M
OMENTUM
SM
program

To adopt the Plan and Trust, you, as the employer, must complete and sign a participation agreement, and complete certain other installation forms and agreements.

To adopt the Pooled Trust, a plan trustee must execute a Pooled Trust participation agreement. To adopt the Governmental Trust, the employer must execute the Governmental Trust participation agreement.

Your financial professional can help you complete the participation agreement and the application for the M
OMENTUM
SM
contract. We recommend that your tax or benefits adviser review the participation agreement.

The provisions of your plan or applicable laws or regulations may be more restrictive than the M
OMENTUM
SM
contract. We reserve the right to amend the M
OMENTUM
SM
contract without the consent of any other person to comply with any laws and regulations that may apply.

Return your completed Pooled Trust or Governmental Trust participation agreement to the address specified on the form. You should keep copies of all completed forms for your own records. In addition, the employer or plan trustee, whichever applies, must complete a contract application in order to participate in the M
OMENTUM
SM
contract.

8.
Plan recordkeeping services

We offer two plan recordkeeping options: basic recordkeeping or full-service recordkeeping. Employers must elect one of these options for each plan. Employers who elect the full-service recordkeeping option must adopt the Plan and Trust.

Basic recordkeeping option

Our basic recordkeeping option includes:

•	accounting by participant;

•	accounting by source of contributions;

•	plan administration manual and forms (including withdrawal, transfer, loan processing and account allocation forms);

•	provision of annual Form 5500 Schedule A report information for use in the plan’s annual Form 5500 report to DOL;

•	plan loan processing, if applicable; and

•	1099-R for defaulted loans.

For an additional fee, we will also, based on information submitted by employers, direct distribution of plan benefits and withdrawals to participants, including tax withholding and reporting to the IRS. Employers who elect this service must enter into a written agreement with the Company. The written agreement specifies the fees for this service.

Full-service recordkeeping option

A full-service recordkeeping option is available for employers who adopt the Plan and Trust. Under this option, we will provide the following plan recordkeeping services in addition to the services described above:

•	Plan and Trust documents approved by the IRS;

•	assistance in interpreting the Plan and Trust, including plan installation and ongoing administrative support;

•	assistance in annual reporting with the IRS and the DOL;

•	performance of vesting calculations;

•	performance of special nondiscrimination tests applicable to Code Section 401(k) plans;

•	tracking of hardship withdrawal amounts in Code Section 401(k) plans;

•	direct distribution of plan benefits and withdrawals to participants, including tax withholding and reporting to the IRS; and

•	1099-R for defaulted loans.
Employers or plan trustees, as applicable, who elect the full-service recordkeeping option must sign a plan recordkeeping services agreement. This agreement specifies the fees for the recordkeeping services and describes any additional services that we will provide.

9.
Charges and expenses

Charges that the Company deducts

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit value of each variable investment option:

•	A mortality and expense risk charge.

•	An expense charge.

We deduct the following charges from each retirement account value. When we deduct these charges from the variable investment options, we reduce the number of units credited to an account. Any portion of the charge deducted from the guaranteed interest option is withdrawn in dollars:

•	A quarterly administrative charge.

•	A withdrawal charge when you make certain withdrawals.

•	A loan set-up charge when a plan loan is made.

•	A recordkeeping charge on the last business day of each calendar quarter if there is an active loan.

•	Charges at the time annuity payments begin — charges for state premium and other applicable taxes.

We also bill the employer directly an annual charge for plan record-keeping services. More information about these charges appears below.

Charges under the contract

Base contract expenses

Charges to variable investment options

We deduct a daily charge from the net assets in each variable investment option to compensate us for expense risks, mortality risks and other expenses. We deduct this charge daily at a guaranteed maximum annual rate of 1.49% for the EQ/Money Market and EQ/Common Stock Index variable investment options, of which 0.65% is for mortality risks and expense risks and 0.84% is for other expenses. We deduct this charge daily at a guaranteed maximum annual rate of 1.34% for all other variable investment options, of which 0.50% is for mortality risks and expense risks and 0.84% is for other expenses (0.60% of the charge for other expenses is designed to reimburse us for research and development costs and for administrative expenses that are not covered by the quarterly administrative charges described below. The remaining 0.24% is to reimburse us for the cost of financial accounting services we provide under the contract).

To the extent the above charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contract.
Quarterly administrative charge

On the last business day of each calendar quarter, we deduct an administrative charge from each retirement account value to compensate us for administrative expenses relating to the contract. The charge is currently equal to a maximum charge of $7.50 ($30 annually) or, if less, 0.50% of the total of the retirement account value plus the amount of any active loan. We deduct this charge from each variable investment option and the guaranteed interest option in a specified order based on the source of the contributions. We describe how we deduct this charge in more detail under “How We Deduct The M
OMENTUM
SM
Quarterly Administrative Charge” in the SAI.

There is currently no charge for any calendar quarter in which the retirement account value plus any active loan is at least $25,000 as of the last business day of that quarter. We reserve the right to increase this charge if our administrative costs increase. We will give employers or plan trustees, as applicable, 90 days’ written notice of any increase. We may also reduce this charge under certain circumstances. See “Charge reductions under special circumstances” in this section.

You, as employer, may choose to have this quarterly administrative charge billed to you directly for plans with 11 or more participants. However, we reserve the right to deduct the charge from retirement account values if we do not receive payment from the employer.

Charge for plan recordkeeping services

The annual charge for the basic plan recordkeeping option is $300 (prorated in the first year). We will bill this charge directly to the employer except for plans with 10 or fewer participants. The $300 charge is not imposed on plans that converted to the M
OMENTUM
SM
contract from our EQUI-VEST
®
Corporate Trusteed contract. Employers may enter into a written agreement with us for direct distribution of plan benefits and withdrawals to participants, including tax withholding and reporting to the IRS. We charge a $50 checkwriting fee for each check drawn under this service. We reserve the right to increase these charges if our plan recordkeeping costs increase. We will give employers or plan trustees, as applicable, 90 days’ written notice of any increase.

There are additional charges if the employer or plan trustee, as applicable, elects to use our full-service plan recordkeeping option. The additional charges will be set out in the recordkeeping services agreement and will depend on the services used.

Withdrawal charge

We do not deduct a sales charge from contributions. However, we assess a charge on amounts withdrawn from retirement account values to help pay the various sales and promotional expenses incurred in selling the contract.

A withdrawal charge may apply in the following circumstances:

(1)	withdrawals in excess of the 10% free withdrawal amount during a participation year,

(2)	upon a full withdrawal of a participant’s retirement account value,

(3)	termination of the M OMENTUM SM contract, or

(4)	you annuitize your contract and elect a non-life contingent annuity option.

In order to give the exact dollar amount of the withdrawal request, we deduct the amount of the withdrawal and the amount of any withdrawal charges from the retirement account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge.

The amount of the withdrawal charge we deduct is equal to 6% of any contribution withdrawn attributable to contributions made during the current and five prior contract years measured from the date of the withdrawal.

In the case of terminations or full withdrawals, we will pay the plan the greater of the following up to a maximum of the retirement account value:

•	the retirement account value after any withdrawal charge has been imposed, or

•	the 10% free withdrawal amount plus the contributions made before the current and five prior participation years that have not been previously withdrawn minus any active loan plus 94% of (a) the remaining retirement account value, and (b) any active loan, minus (c) any administrative fees.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested for the longest period as having been withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. Active loans do not include take-over loans for this purpose.

The withdrawal charge does not apply in the circumstances described below, under “We will waive the withdrawal charge if:”.

10% free withdrawal amount.
Subject to plan provisions and contract owner authorization each participation year, no withdrawal charge will be applied in which the amount withdrawn is less than or equal to 10% of the participant’s retirement account value (including loans) at the time the withdrawal is requested, minus any amount previously withdrawn during that participation year (including any defaulted loan amounts and forfeited amounts). This 10% portion is called the free withdrawal amount.
If you, as the employer, have transferred your plan assets to the M
OMENTUM
SM
program from another qualified plan and we have not yet received from you the allocation of values among participants, we will treat the total amount we hold as one retirement account value. Withdrawals from this retirement account value will not have the benefit of a free withdrawal amount. However, once the amount we hold is allocated among the various participants, withdrawals will have the benefit of the free withdrawal amount.

Forfeited retirement account value.
If a portion of the retirement account value is forfeited under the terms of an employer’s plan, we will assess a withdrawal charge only against vested contribution amounts. Under the basic plan recordkeeping option, the plan trustee must tell us the vested balance. We will waive the balance of the withdrawal charge at that time. However, if you, as the employer or plan trustee, withdraw the forfeited amount from the M
OMENTUM
SM
contract before it is reallocated to other participants, we will charge you the balance of the withdrawal charge at that time.

We will waive the withdrawal charge if:

•	the amount withdrawn is applied to the election of a life annuity payout option;

•	you, the participant, die;

•	you, the participant, have been a participant for at least five participation years and are at least age 59 1 ⁄ 2 ;

•	you, the participant, are at least age 59 1 ⁄ 2 and have separated from service (regardless of the number of participation years);

•	the amount withdrawn is the result of a request for a refund of “excess contributions” or “excess aggregate contributions” as such terms are defined in Section 401(k)(8)(B) and 401(m)(6)(B), respectively, of the Code, including any gains or losses, and the withdrawal is made no later than the end of the plan year following the plan year for which such contributions were made;

•	the amount withdrawn is a request for a refund of “excess deferrals” as such term is defined in Section 402(g)(2) of the Code, including any gains or losses, provided the withdrawal is made no later than April 15th, following the calendar year in which such excess deferrals were made;

•	the amount withdrawn is a request for a refund of contributions made due to a mistake of fact made in good faith, provided the withdrawal is made within 12 months of the date such mistake of fact contributions were made and any earnings that apply to such contributions are not included in such withdrawal;

•	the amount withdrawn is a request for a refund of contributions made due to an automatic investment, provided the withdrawal is made within 90 days of the date of the participant’s initial contribution pursuant to the terms of the Code;

•	the amount withdrawn is a request for a refund of contributions disallowed as a deduction by the employer for federal income tax purposes, provided such withdrawal is made within 12 months after the disallowance of the deduction has occurred and no earnings attributable to such contributions are included in such withdrawal; or

•	the amount withdrawn is a withdrawal for disability as defined in Section 72(m) of the Code.

There is no withdrawal charge on conversions from an EQUI-VEST
®
Corporate Trusteed contract to a M
OMENTUM
SM
contract. For participants in plans that converted to M
OMENTUM
SM
from our EQUI-VEST
®
Corporate Trusteed contract, for purposes of the withdrawal charge, the contribution date is the same contribution date as under the EQUI-VEST
®
Corporate Trusteed contract relating to that participant. For example, if an EQUI-VEST
®
Corporate Trusteed contract was purchased on behalf of a participant on June 1, 1987 with a single $5,000 contribution, we will continue to treat the $5,000 contribution as made on June 1, 1987 under the M
OMENTUM
SM
contract.

Plan loan charges

We will deduct a $50 charge from the retirement account value when a plan loan is made. Also, we will deduct a recordkeeping charge of $6 from the retirement account value on the last business day of each calendar quarter if there is an active loan on that date. An “active loan” is the principal amount of any participant plan loan that has neither been repaid nor considered distributed under Section 72(p) of the Code.

We intend these charges to reimburse us for the added administrative costs associated with processing loans. The $6 per quarter recordkeeping charge (but not the $50 set-up
charge) will apply to takeover loans and to loans converted from EQUI-VEST
®
Corporate Trusteed contracts to M
OMENTUM
SM
.

An employer may elect to pay these charges. We reserve the right to increase these administrative charges if our costs increase. We will give employers or plan trustees, as applicable, 90 days’ written notice of any increase.

We will assess a withdrawal charge against any defaulted loan amount as described above under “Withdrawal charge.”

Limitation on charges for certain variable investment options

Under the terms of the M
OMENTUM
SM
contract, for the Multimanager Aggressive Equity, EQ/Moderate Allocation, EQ/Common Stock Index and EQ/Money Market options, the aggregate amount of the Separate Account A charges imposed for those options, and the charges for investment advisory fees and the direct operating expenses of the corresponding portfolios of the Trusts, may not exceed a total annual rate of 1.75% of the value of the assets held in those options for the M
OMENTUM
SM
contract.
Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in a participant’s state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.

Charges that the Trusts deduct

The affiliated Trust deducts charges for the following types of fees and expenses:

•	Advisory fees.

•	12b-1 fees.

•	Operating expenses, such as trustees’ fees, independent auditors’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the affiliated Trust is purchased at its net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of the affiliated Trust (the “underlying portfolios”). The underlying portfolios each have their own fees and expenses, including advisory fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the affiliated Trust.

Charge reductions under special circumstances

For certain group arrangements, we may reduce certain charges. To qualify for these reductions or reduced charges, a group must meet certain requirements. We take factors such as our costs for sales, administration, the size of the group and frequency of contributions in account when reducing such charges. We also make charge reductions according to our rules in effect when we approve a contract for issue. Notwithstanding the above, we will not permit a reduction in charges where it will be unfairly discriminatory. All charge reductions are subject to any required governmental or regulatory approval.

10.
Tax information

CARES Act

Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) on March 27, 2020. The CARES Act permitted penalty-free withdrawals during 2020 from tax-qualified and tax-favored plans and contracts (such as defined contribution plans, 403(b) plans, government sponsored employer 457(b) plans, and IRAs) by individuals affected by coronavirus or the economic aftermath. Coronavirus-related distributions from all such plans and contracts were limited to an aggregate of $100,000 for any individual. The individual would be able to repay the amount of the distribution to the plan or contract within a 3-year period. Please consult your tax adviser about your individual circumstances.

Overview

Employer retirement plans that may qualify for
tax-favored
treatment are governed by the provisions of the Code and ERISA. The Code is administered by the IRS. ERISA is administered primarily by the DOL.

Provisions of the Code and ERISA include requirements for various features including:

•	participation, vesting and funding;

•	nondiscrimination;

•	limits on contributions and benefits;

•	distributions;

•	penalties;

•	duties of fiduciaries;

•	prohibited transactions; and

•	withholding, reporting and disclosure.

It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA.

This prospectus does not provide detailed tax or ERISA information. The following discussion briefly outlines the Code provisions relating to contributions to and distributions from certain tax-qualified
retirement plans, although some information on other provisions is also provided. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and regulations or other interpretations of them. In addition, federal tax laws and ERISA are continually under review by Congress, and any changes in those laws, or in the regulations pertaining to those laws, may affect the tax treatment of amounts contributed to tax-qualified
retirement plans or the legality of fiduciary
actions under ERISA. Any such change could have retroactive effects regardless of the date of enactment. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

Certain tax advantages of a
tax-qualified
retirement plan may not be available under certain state and local tax laws. This outline does not discuss the effect of any state or local tax laws. It also does not discuss the effect of federal estate and gift tax laws (or state and local estate, inheritance and other similar tax laws). This outline assumes that the participant does not participate in any other qualified retirement plan. Finally, it should be noted that many tax consequences depend on the particular jurisdiction or circumstances of a participant or beneficiary.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person’s plan or contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for
non-U.S.
taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

Buying a contract to fund a retirement arrangement

You are purchasing or contributing to an annuity contract in connection with an employer plan qualified under Code Section 401 (“qualified plan”). You should be aware that using an annuity contract as the funding vehicle for a qualified plan does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits, such as the contract’s selection of investment funds, availability of a guaranteed interest account and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to M
OMENTUM
SM
contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase this annuity contract.

The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisers should be consulted.

Tax aspects of contributions to a plan

Corporations, partnerships and self-employed individuals can establish qualified plans for working owners and employees who participate in the plan. Both employer and employee contributions to these plans are subject to a variety of limitations, some of which are discussed here briefly. See your tax adviser for more information. Violation of contribution limits may result in plan disqualification and/or imposition of monetary penalties. The trustee or plan administrator may make contributions on behalf of the plan participants which are deductible from the employer’s federal gross income. Employer contributions which exceed the amount currently deductible, if not returned (with earnings allocable to the contribution) to the employer within two and a half months after the end of the plan year, are subject to a 10% penalty tax.

The limits on the amount of contributions that can be made and/or forfeitures that can be allocated to each participant in defined contribution plans for 2023 is the lesser of $66,000 (after adjustment for cost-of-living changes) or 100% of the compensation or earned income for each participant. In 2023, the employer may not consider compensation in excess of $330,000 in calculating contributions to the plan. This amount will be adjusted for cost-of-living
changes in future years. For self-employed individuals, earned income is defined so as to exclude deductible contributions made to all tax-qualified
retirement plans, including Keogh plans, and takes into account the deduction for one-half
the individual’s self-employment tax. Deductions for aggregate contributions to profit-sharing plans may not exceed 25% of all participants’ compensation.

A qualified plan may allow the participant to direct the employer to make contributions by entering into a salary reduction agreement with the employer under Section 401(k) of the Code (“elective deferrals”). The 401(k) plan, otherwise known as a cash or deferred arrangement, must not allow withdrawals of elective deferrals and the earnings on them before the earliest of the following events:

(1)	reaching age 59 1 ⁄ 2 ,

(2)	death,

(3)	disability,

(4)	certain business dispositions and plan terminations, or

(5)	termination of employment. In addition, in-service withdrawals may be made in the case of financial hardship.

A participant cannot elect to defer annually more than $22,500 in 2023 under all salary reduction arrangements with all employers in which the individual participates.

Participants who are at least age 50 at any time during 2023 can make an additional $7,500 of
“catch-up”
elective deferrals if their plan so permits. Effective for taxable years beginning after December 31, 2023, the SECURE 2.0 Act of 2022 (“SECURE 2.0”) requires that age 50 or over catch-up contributions be made to a designated Roth account except for eligible participants whose prior year wages do not exceed $145,000 (indexed for inflation). IRS guidance will be needed to implement and properly administer this change.

Elective deferral contributions are generally made on a
pre-tax
basis. If the employer’s plan permits, an employee may designate some or all of salary reduction contributions as “designated Roth contributions,” which are made on an post-tax basis to the 401(k) arrangement. Effective for contributions made after December 29, 2022, the plan may permit participants to designate employer matching or nonelective contributions as Roth contributions. Such Roth contributions must be 100% vested when made. IRS guidance will be needed to properly administer this option.

Employer matching contributions to a 401(k) plan for self-employed individuals are no longer treated as elective deferrals, and are treated the same as employer matching contributions for other employees.

A qualified plan (other than certain governmental plans to which non-discrimination
rules do not apply) must not discriminate in favor of highly compensated employees. Two special nondiscrimination rules limit contributions and benefits for highly compensated employees in the case of (1) a 401(k) plan and (2) any defined contribution plan, whether or not a 401(k) feature is in the plan, which provides for employer matching contributions, employee post-tax
contributions or elective deferrals. Generally, these nondiscrimination tests require an employer to compare the deferrals or the aggregate contributions, as the case may be, made by the eligible highly compensated employees with those made by the eligible non-highly
compensated employees, although alternative simplified tests are available. Highly compensated participants include five percent owners and employees earning more than $150,000 for the prior year. (If desired, the latter group can be limited to employees who are in the top 20% of all employees based on compensation.) In addition, special “top heavy” rules apply to plans where more than 60% of the contributions or benefits are allocated to certain highly compensated employees known as “key employees.”

Certain 401(k) plans can adopt a “SIMPLE 401(k)” feature, which will enable the plan to meet nondiscrimination requirements without testing. The SIMPLE 401(k) feature requires the 401(k) plan to meet specified contribution, vesting, exclusive plan requirements and notice requirements.

Also, employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions up to 3% of compensation and (b) 50% of salary deferral contributions that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be nonforfeitable. If the employer makes these contributions and gives proper notification to plan participants (if applicable), the plan is not subject to non-discrimination
testing on the salary deferral and matching or non-elective contributions described above. Effective for plan years beginning after December 31, 2019, if the employer makes non-elective contributions described above to satisfy the safe harbor status, the notice requirement no longer applies.

If a 401(k) plan or defined contribution plan with an employer match makes contributions to highly compensated employees exceeding applicable nondiscrimination limits for any plan year, the plan may be disqualified unless the excess amounts including earnings are distributed before the close of the next plan year. In addition, the employer is subject to a 10% penalty on any such excess contributions or excess aggregate contributions. The employer may avoid the penalty by distributing those contributions, plus income, within two and one-half
months after the close of the plan year. Except where the distribution is under $100, the participant receiving any such distribution is taxed on the distribution and the related income for the year of the excess contribution or excess aggregate contribution.

Contributions to a 401(k) plan or a defined contribution plan as matching contributions, within the meaning of Section 401(m) of the Code, may not be deductible by the employer for a particular taxable year if the plan contributions are attributable to compensation earned by a participant after the end of the taxable year.

Tax aspects of distributions from a plan

Amounts held under qualified plans are generally not subject to federal income tax until benefits are distributed to the participant or other recipient. In addition, there will not be any tax liability for transfers of any part of a participant’s retirement account value among the investment options.

The various types of benefit payments include withdrawals, annuity payments and lump sum distributions. Each benefit payment made to the participant or other recipient is generally fully taxable as ordinary income. An exception to this general rule is made, however, when a distribution is treated as a recovery of post-tax
contributions made by the participant.

In addition to income tax, the taxable portion of any distribution may be subject to a 10% penalty tax. See “Penalty tax on premature distributions” in this section.

Designated Roth Contribution Account

Section 402A of the Code provides that a qualified distribution from a designated Roth contribution account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59
1
⁄
2
or death. Also, there can be no qualified distribution until after the expiration of a
5-year
aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan. If both the aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. A nonqualified distribution from a designated Roth contribution account is treated as part return of basis, part earnings on pro rata basis.

If the post-tax contributions are in a “designated Roth account” under a 401(k) plan which permits designated Roth contributions to be made, they can be rolled into another “designated Roth account” under another such plan. They cannot be rolled over to a non-Roth
post-tax contribution account. You may not roll over Roth IRA funds into a designated Roth account under a 401(k) plan.

“In-plan”
Roth conversions

If permitted by the plan, participants who are eligible to withdraw amounts may make an
“in-plan”
direct conversion rollover from a
pre-tax
account or a
non-Roth
post-tax account under the plan to a designated Roth account under the plan. The designated Roth account cannot be established by rollover. An
“in-plan”
direct conversion rollover is not subject to withholding but is a taxable transaction, so a participant considering an
“in-plan”
direct conversion rollover should consider the payment of estimated tax. No tax applies to the basis portion of a non-Roth
post-tax amount so converted.

A plan may allow an internal direct transfer from a pre-tax or non-Roth post-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. The transfer would be taxable and withdrawals would not be permitted from the designated Roth account under the plan. Additional separate accounting will be required to implement this provision.

Income taxation of withdrawals

The amount of any distribution prior to the annuity starting date is treated as ordinary income except to the extent the distribution is treated as a withdrawal of post-tax
contributions. Withdrawals from a qualified plan are normally treated as pro rata withdrawals of post-tax
contributions and earnings on those contributions. If the plan allowed withdrawals prior to separation from service as of May 5, 1986, however, all post-tax
contributions made prior to January 1, 1987 may be withdrawn tax free prior to withdrawing any taxable amounts if properly accounted for by the plan. The IRS has issued guidance on the allocation between pre-tax and post-tax amounts. See the discussion under “Eligible rollover distributions” below.

As discussed in this section in “Certain rules applicable to plan loans,” taking a loan or failing to repay an outstanding loan as required may, in certain situations, be treated as a taxable withdrawal.

Income taxation of annuity payments

In the case of a distribution in the form of an annuity, the amount of each annuity payment is treated as ordinary income except where the participant has a cost basis in the annuity.

The cost basis is equal to the amount of post-tax contributions, plus any employer contributions that had to be included in gross income in prior years. If the participant has a cost basis in the annuity, a portion of each payment received will be excluded from gross income to reflect the return of the cost basis. The remainder of each payment will be included in gross income as ordinary income. The excludable portion is based on the ratio of the participant’s cost basis in the annuity on the annuity starting date to the expected return, generally determined in accordance with a statutory table, under the annuity as of such date. The full amount of the payments received after the cost basis of the annuity is recovered is fully taxable. If there is a refund feature under the annuity, the beneficiary of the refund may recover the remaining cost basis as payments are made. If the participant (and beneficiary under a joint and survivor annuity) dies prior to recovering the full cost basis of the annuity, a deduction is allowed on the participant’s (or beneficiary’s) final tax return.

Income taxation of lump sum distributions

If benefits are paid in a lump sum, the payment may be eligible for the special tax treatment accorded lump sum distributions. In certain limited cases, a distribution may be eligible for favorable ten-year
averaging and long-term capital gain treatment. Please consult your tax adviser for information about your individual circumstances.

Eligible rollover distributions

Many types of distributions from qualified plans are “eligible rollover distributions” that can be rolled over to another “eligible retirement plan” which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions may also be rolled over to another eligible retirement plan within 60 days of the receipt of the distribution, but the distribution will be subject to mandatory 20% federal income tax withholding if the distribution is not directly rolled over. If the eligible rollover distribution is directly rolled over, there is no mandatory 20% federal income tax withholding. Eligible rollover distributions to employees under age 59
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may be subject to an additional 10% federal income tax penalty if the distribution is not rolled over. If permitted by the plan, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Effective for distributions made after December 29, 2022, repayments made within three years of these distributions to an eligible retirement plan can be treated as deemed rollover contributions. For prior qualified birth or adoption distributions, the repayment period ends December 31, 2025. Eligible rollover distributions from qualified plans may also be rolled over to a SIMPLE IRA that the participant has participated in for at least two years. An employee’s surviving spouse beneficiary may also roll over an eligible rollover distribution to another eligible retirement plan under certain circumstances. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances. The SECURE Act may restrict the availability of payment options under such IRAs. Distributions from a qualified plan can also be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The IRS has issued ordering rules and related guidance on allocation between pre-tax and post-tax amounts on distributions from the plan before annuity payments start, including distributions to be made to multiple destinations, and the effect of direct rollovers. This guidance indicates that all disbursements from the plan that are “scheduled to be made at the same time” are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans.

The guidance generally requires that the pre-tax amount for the aggregated distribution is first assigned to the amount directly rolled over to one or more eligible retirement plans (so that the pre-tax amount would not be currently taxable). If the recipient wants to divide the direct rollover amount among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans.

If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers. (Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.) The guidance further indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income. Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is a post-tax amount.

This guidance clarifies that a plan participant can use rollovers to separate the pre-tax and post-tax amounts of a distribution. For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth post-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth post-tax contributions could be rolled over to a Roth IRA.

To the extent a distribution is rolled over, it remains tax deferred. However, see
“In-plan
Roth conversions” in this section.

Distributions not rolled over directly are subject to 20% mandatory withholding and the distribution may be subject to the premature penalty tax. See “Tax withholding and information reporting” in this section.

The taxable portion of most distributions will generally be an “eligible rollover distribution” unless the distribution falls within one of the exceptions prescribed under federal tax rules. Some of the exceptions include the following distributions:

•	one of a series of substantially equal periodic payments made (not less frequently than annually):

(a)	for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his or her designated beneficiary in accordance with IRS formulas, or

(b)	for a specified period of ten years or more.

•	a hardship withdrawal;

•	any distribution to the extent that it is a required distribution under Section 401(a)(9) of the Code (see “Distribution requirements and limits” below);

•	certain corrective distributions in plans subject to Sections 401(k), 401(m), or 402(g) of the Code;

•	loans that are treated as deemed distributions under Section 72(p) of the Code;

•	costs of life insurance protection for participants;

•	dividends paid on employer securities as described in Section 404(k) of the Code; and

•	in some instances, a distribution to a non-spousal beneficiary.

If a distribution is made to a participant’s surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions applies.

Amounts attributable to “designated Roth contributions” under a 401(k) plan may be rolled over to another designated Roth contribution separate account under a 401(k) plan or to a Roth IRA. They cannot be rolled over to a non-Roth
post-tax contribution account under a 401(k) plan.

If there is a mandatory distribution provision in the employer’s plan for certain small amounts, such a mandatory forced-out
distribution is an eligible rollover distribution. Treasury Regulations require a direct rollover to a traditional IRA established for a plan participant who does not affirmatively designate an eligible retirement plan to receive such a mandatory distribution.

Penalty tax on premature distributions

An additional 10% penalty tax is imposed on all taxable amounts distributed to a participant who has not reached age 59
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unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan. Some of the specified exceptions are for:

(a)	distributions made on account of the participant’s death or disability;
(b)
distributions (which begin after separation from service) in the form of a life annuity or substantially equal periodic installments over the participant’s life expectancy (or the joint life expectancy of the participant and the beneficiary);

(c)	distributions made in connection with the birth or adoption of a child as specified in the Code;

(d)	distributions due to separation from active service after age 55; and

(e)	distributions used to pay certain extraordinary medical expenses.

Please note that it is a participant’s responsibility to claim the penalty exception on his or her own income tax return and to document eligibility for the exception to the IRS.

Lifetime required minimum distributions

Distributions from qualified plans must be made according to rules in the Code and Treasury Regulations and the terms of the plan, and generally must commence no later than April 1st of the calendar year following the calendar year in which the participant reaches the applicable RMD age (or retires from service with the employer sponsoring the plan, if later). Five percent owners of qualified plans must commence minimum distributions after the applicable RMD age, even if they are still working. Distributions can generally be made:

(1)	in a lump sum payment,

(2)	over the life of the participant,

(3)	over the joint lives of the participant and his or her designated beneficiary subject to required minimum distribution rules,

(4)	over a period not extending beyond the life expectancy of the participant, or

(5)	over a period not extending beyond the joint life expectancies of the participant and his or her designated beneficiary subject to required minimum distribution rules.

The plan document will specify the options available to participants.

The minimum amount required to be distributed in each year after minimum distributions are required to begin is described in the Code, Treasury Regulations and IRS guidelines. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to M
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contracts because of the type of benefits provided under the contract. Effective for taxable years beginning after December 31, 2023, lifetime required minimum distributions do not apply for designated Roth accounts.

Post-death required minimum distribution payments

The SECURE Act changed the distribution options pursuant to the death of a participant. These vary, depending on the status of the beneficiary (individual and entity) and when the participant dies. Particularly, the SECURE Act significantly amended the post-death required minimum distribution rules for distributions made beginning January 1, 2020, and in some cases may affect payouts for pre-December 31, 2019 deaths. Federal tax rules governing post-death required minimum distribution payments are highly complex. For complete information on these rules, qualified legal and tax advisers should be consulted.

Individual beneficiary

Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan following the participant’s death must generally be distributed within 10 years in accordance with federal tax rules. If your beneficiary is not an EDB, the entire interest must be distributed by the end of the calendar year which contains the tenth anniversary of your death. If you die before your Required Beginning Date, no distribution is required for a year before that tenth year. If you die on or after your Required Beginning Date, your beneficiary will be required to take an annual post-death required minimum distribution and all remaining amounts must be fully distributed by the end of the year containing the tenth anniversary of your death. Please consult your tax adviser to determine whether annual post-death required minimum distribution payments are required from your contract during the 10-year period.

Individual beneficiary who has “eligible designated beneficiary” or “EDB” status.
  An individual beneficiary who is an “eligible designated beneficiary” or “EDB” is able to take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after the participant’s death.

The following individuals are EDBs:

•	the participant’s surviving spouse (see spousal beneficiary , below);

•	the participant’s minor children (only while they are minors);

•	a disabled individual (Code definition applies);

•	a chronically ill individual (Code definition applies); and

•	any individual who is not more than 10 years younger than the participant.

In certain cases, a trust for a disabled individual or a chronically ill individual may be treated as an individual and not an entity beneficiary. When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years in accordance with federal tax rules.
Spousal beneficiary.
  If the participant’s beneficiary is his/her surviving spouse, the spouse has a number of choices. As noted above, post-death distributions may be made over the surviving spouse’s life or period of life expectancy. The spouse beneficiary may delay starting payments over his/her life or life expectancy period until the year in which the participant would have attained the applicable RMD age. The spouse beneficiary may be able to roll over amounts from the participant’s plan into an IRA or other eligible retirement plan.

Non-individual beneficiary

Pre-January 1, 2020 rules continue to apply. If the participant dies before his/her Required Beginning Date for lifetime required minimum distributions, and the death beneficiary is a non-individual such as the participant’s estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth anniversary of the participant’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

If the participant dies after his/her Required Beginning Date for lifetime required minimum distributions, and the death beneficiary is a non-individual such as the participant’s estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the participant’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

Additional Changes to post-death distributions after the SECURE Act

The SECURE Act applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the participant’s death, individuals who are non-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the participant’s death on a term certain method. In certain cases a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the death of the original individual beneficiary as an event will trigger the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the participant’s death died in the 7th year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the participant in this example died before December 31, 2019 the legislation caps the length of any post-death payment period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches majority-the remaining interest must be distributed within 10 years in accordance with federal tax rules.

Distributions received by a beneficiary are generally given the same tax treatment the participant would have received if distribution had been made to the participant.

If there is an insufficient distribution in any year, a 25% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. This penalty tax is reduced to 10% if a distribution of the shortfall is made within two years and prior to the date the excise tax is assessed or imposed by the IRS. Failure to have distributions made as the Code and Treasury Regulations require may result in plan disqualification.

Spousal requirements

In the case of some qualified retirement plans, if a participant is married at the time benefit payments become payable, unless the participant elects otherwise with written consent of the spouse, the benefit must be paid in the form of a qualified joint and survivor annuity (“QJSA”). A QJSA is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount which is not less than one-half
of the amount payable to the participant during his or her lifetime. In addition, most plans require that a married participant’s beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

Mandatory distribution

The Department of Labor has issued regulations providing for a “safe harbor” for the Code’s requirement of the automatic rollover of mandatory distributions, which may include prior rollover contributions from retirement plans. Please consult your tax adviser regarding these rules.

Certain rules applicable to plan loans

The following are federal tax and ERISA rules that apply to loan provisions of all employer plans. Employer plans may have additional restrictions. Employers and participants should review these matters with their own tax advisers before requesting a loan. There will not generally be any tax liability with respect to properly made loans in accordance with an employer plan. A loan may be in violation of applicable provisions unless it complies with the following conditions:

•	with respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan;

•	in general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant’s primary residence;
•	all principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly;

•	the amount of a loan to a participant, when aggregated with all other loans to the participant from all qualified plans of the employer, cannot exceed the greater of $10,000 or 50% of the participant’s non-forfeitable
accrued benefits, and cannot exceed $50,000 in any event. This $50,000 limit is reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding balance of plan loans on the date the loan was made. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance;

•	only 50% of the participant’s vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant’s vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security;

•	loans must be available to all plan participants, former participants who still have account balances under the plan, beneficiaries and alternate payees on a reasonably equivalent basis;

•	each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances;

•	some plans provide that the participant’s spouse must consent in writing to the loan; and

•	plan loans can be made to sole proprietors, partners and S Corporation owners under the same terms and conditions provided in the Code.

If the loan does not qualify under the conditions above, the participant fails to repay the interest or principal when due, or in some instances, if the participant separates from service or the plan is terminated, the amount borrowed or not repaid may be treated as a distribution. The participant may be required to include as ordinary income the unpaid amount due and a 10% penalty tax on early distributions may apply. The plan should report the amount of the unpaid loan balance to the IRS as a distribution. See “Tax aspects of distributions from a plan” in this section.

The loan requirements and provisions of M
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shall apply regardless of the plan administrator’s guidelines.

Tax withholding and information reporting

Status for income tax purposes; FATCA

In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified plans, we request documentation of

“status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS
Form W-8
for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contract owners/participants. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding

Mandatory federal income tax withholding at a 20% rate will apply to all “eligible rollover distributions” unless the participant elects to have the distribution directly rolled over to another eligible retirement plan, including a qualified plan, an annuity contract under Section 403(b) of the Code, an eligible governmental employer plan under Section 457 of the Code or IRA (traditional or Roth). See the description in this section of “Eligible rollover distributions.” For all other distributions, federal income tax must also be withheld on the taxable portion of pension and annuity payments, unless the recipient is eligible to elect out and elects out of withholding. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. Special rules may apply to foreign recipients or United States citizens residing outside the United States. If a recipient does not have sufficient income tax withheld, or does not make sufficient estimated income tax payments, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding.

Requests not to withhold federal income tax must be made in writing prior to receiving payments and submitted in accordance with the terms of the employer plan. No election out of withholding is valid unless the recipient provides the recipient’s correct Taxpayer Identification Number and a U.S. residence address.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents of such states. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, a recipient may elect out of state income tax withholding, even if federal withholding applies. In some states, the state income tax withholding is completely independent of federal income tax withholding. It is not clear whether such states may require mandatory withholding with respect to eligible rollover distributions that are not rolled over (as described in this section under “Eligible rollover distributions”). Contact your tax adviser to see how state withholding may apply to your payment.

Impact of taxes to the Company

Under existing federal income tax rules, the Company does not pay tax on investment income and capital gains of the variable investment options if they are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the variable investment options and it does not currently impose a charge for federal income tax on this income when it computes unit values for the variable investment options. If changes in federal tax laws or interpretations of them would result in our being taxed, then we may impose a charge against the variable investment options (on some or all contracts) to provide for payment of such taxes.

The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since the Company is the owner of the assets from which tax benefits may be derived.

Certain rules applicable to plans designed to comply with Section 404(c) of ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries may be relieved of liability for any investment loss that is the direct and necessary result of the plan participant’s or beneficiary’s exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make, and is responsible for the results of, his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor, and the plan sponsor may choose not to comply with Section 404(c).

The M
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program provides employer plans with the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor’s responsibility to see that the requirements of the DOL regulation are met. The Company and its representatives shall not be responsible if a plan fails to meet the requirements of Section 404(c).

11.
More information

About Separate Account A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A under provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A’s operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account A. However, the obligations themselves are obligations of the Company.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise the Company or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Income, gains, and losses credited to, or charged against, the separate account reflect the separate account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the separate account may not be used to pay any liabilities of the Company other than those arising from the contracts.

Each subaccount (variable investment option) within Separate Account A invests in shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)	to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)	to combine any two or more variable investment options;

(3)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;
(4)
to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)	to deregister Separate Account A under the Investment Company Act of 1940;

(6)	to restrict or eliminate any voting rights as to Separate Account A;

(7)	to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8)
to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

We will notify M
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contract owners if any changes result in a material change in the underlying investments of a variable investment option. We may make other changes in the contracts that do not reduce any retirement account value, annuity benefit or other accrued rights or benefits.

About the Trust

The affiliated Trust is registered under the Investment Company Act of 1940. It is classified as
“open-end
management investment companies,” more commonly called mutual funds. The affiliated Trust issues different shares relating to each portfolio.

The Board of Trustees of the affiliated Trust serves for the benefit of the affiliated Trust’s shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for the affiliated Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the affiliated Trust, or in the SAI, which is available upon request. See also Appendix “Portfolio Companies available under the contract”.

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract’s account value or any guaranteed benefits with which the contract was issued. The Company is solely responsible to the contract owner for the contract’s account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a “covered security” under the federal securities laws.

The disclosure with regard to the general account is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Dates and prices at which contract events occur

We describe below the general rules for when, and at what prices, events under the M
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contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Business day

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m., Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

•	When a charge is to be deducted on a participation date anniversary that is a non-business day, we will deduct the charge on the next business day.

•	Quarterly rebalancing will be processed on a calendar year basis and semiannual or annual rebalancing will be processed on the first business day of the month. Any new request to elect automatic asset rebalancing or a change to your existing election will be processed on the day indicated on the properly completed form. Rebalancing will not be done retroactively.

Contributions and transfers

•	Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

•	Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

•	Transfers to or from variable investment options will be made at the value next determined after the receipt of the transfer request.

•	Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

About your voting rights

As the owner of shares of the affiliated Trust, we have the right to vote on certain matters involving the portfolios, such as:

•	the election of trustees;

•	the formal approval of independent auditors selected for the affiliated Trust; or

•	any other matters described in the prospectus for the affiliated Trust or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give participants or plan trustees, as applicable, the opportunity to instruct as how to vote the number of shares attributable to their retirement account values if a shareholder vote is taken. If we do not receive instructions in time from all participants or plan trustees, whichever applies, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that participants or plan trustees, whichever applies, vote. One effect of proportional voting is that a small number of participants or plan trustees, as applicable, may determine the outcome of a vote.

The affiliated Trust sells its shares to the Company separate accounts in connection with the Company’s variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. The affiliated Trust also sells its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees the affiliated Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

Separate Account A voting rights

If actions relating to Separate Account A require participant or plan trustee approval, participants or plan trustees will be entitled to one vote for each unit they have in the variable investment options. Each participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by participants or plan trustees, as it applies.

Changes in applicable law

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

IRS disqualification

If a retirement plan funded by the M
OMENTUM
SM
contract is found not to qualify under federal income tax rules, we may terminate participation in the M
OMENTUM
SM
program and pay the participant, the plan trustee or other designated person, the retirement account value balance. We will, however, make a deduction for any federal income tax payable by us because of the non-qualification.
About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the ability of the principal underwriter (if applicable) to perform its contract with Separate Account A.

Financial statements

The financial statements of Separate Account A, as well as the financial statements and financial statement schedules of the Company are incorporated by reference in the SAI. The financial statements and financial statement schedules of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling
(800) 528-0204.

Distribution of the contracts

The contracts are distributed by both Equitable Advisors and Equitable Distributors. The Distributors serve as principal underwriters of Separate Account A. The offering of the contracts is intended to be continuous.

Equitable Advisors is an affiliate of the Company, and Equitable Distributors is a wholly owned subsidiary of Equitable Financial. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Both broker-dealers also act as distributors for other life and annuity products we issue.

The contracts are sold by financial professionals of Equitable Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors (“Selling broker-dealers”).

The Company pays compensation to both Distributors based on contracts sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges and expenses” in this prospectus.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

Equitable Advisors financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company contracts and contracts offered by other companies. These incentives provide non-cash
compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation.
In an effort to promote the sale of the Company products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of our contract than it pays for the sale of a contract or other financial product issued by a company other than the us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same contract. Equitable Advisors also pay different levels of compensation based on different contract types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company contracts and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our contract over a contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA and other federal and state regulatory authorities, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Appendix: Portfolio Companies available under the
contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146680. You can request this information at no cost by calling (877) 522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect
the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2022)
				1 year	5 year	10 year
Equity	1290 VT Equity Income — Equitable Investment Management Group, LLC (“EIMG”); Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95%	^	3.09%	6.41%	9.64%
Specialty	1290 VT GAMCO Mergers & Acquisitions — EIMG; GAMCO Asset Management, Inc.	1.29%	^	-5.97%	1.32%	3.51%
Equity	1290 VT GAMCO Small Company Value — EIMG; GAMCO Asset Management, Inc.	1.05%		-10.67%	4.98%	9.45%
Equity	1290 VT Small Cap Value — EIMG; BlackRock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.15%	^	0.07%	8.76%	—
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.91%		-22.12%	8.68%	11.89%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.91%		-28.45%	5.28%	9.52%
Asset Allocation	EQ/Aggressive Allocation† — EIMG	1.15%		-18.31%	4.64%	7.78%
Equity	EQ/American Century Mid Cap Value — EIMG; American Century Investment Management, Inc.	1.00%	^	-1.47%	—	—
Equity	EQ/Capital Group Research — EIMG; Capital International, Inc.	0.97%	^	-18.97%	9.23%	12.11%
Equity	EQ/ClearBridge Large Cap Growth ESG — EIMG; ClearBridge Investments, LLC	1.00%	^	-32.13%	7.29%	10.17%
Equity	EQ/Common Stock Index — EIMG; AllianceBernstein L.P.	0.68%		-19.46%	8.13%	11.43%
Asset Allocation	EQ/Conservative Allocation† — EIMG	1.00%	^	-12.62%	0.71%	1.79%
Asset Allocation	EQ/Conservative-Plus Allocation† — EIMG	1.08%		-14.52%	1.87%	3.52%
Fixed Income	EQ/Core Bond Index — EIMG; SSGA Funds Management, Inc.	0.65%	^	-8.76%	0.20%	0.50%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93%	^	-12.86%	0.91%	1.03%
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.54%	^	-18.55%	8.81%	11.89%
Equity	EQ/Franklin Small Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Franklin Mutual Advisers, LLC	1.05%	^	-17.06%	4.03%	8.30%
Equity	EQ/Global Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.10%	^	-20.96%	2.87%	6.20%
Fixed Income	EQ/Intermediate Government Bond — EIMG; SSGA Funds Management, Inc.	0.65%	^	-7.67%	-0.21%	0.01%
Equity	EQ/International Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.08%		-14.12%	1.33%	3.60%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.75%	^	-11.89%	1.03%	3.90%
Equity	EQ/International Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Harris Associates L.P.	1.07%		-13.63%	0.33%	3.09%
Equity	EQ/Invesco Comstock — EIMG; Invesco Advisers, Inc.	1.00%	^	0.49%	7.75%	10.75%
Equity	EQ/Janus Enterprise — EIMG; Janus Henderson Investors US LLC	1.05%		-16.57%	9.19%	9.46%
Equity	EQ/JPMorgan Value Opportunities — EIMG; J.P. Morgan Investment Management Inc.	0.96%		0.20%	8.15%	12.37%
Equity	EQ/Large Cap Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.88%		-18.42%	8.00%	11.24%
Equity	EQ/Large Cap Growth Index — EIMG; AllianceBernstein L.P.	0.72%		-29.53%	10.17%	13.27%
Equity	EQ/Large Cap Growth Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.87%		-30.57%	8.14%	12.18%
Equity	EQ/Large Cap Value Index — EIMG; AllianceBernstein L.P.	0.74%		-8.16%	5.95%	9.55%
Equity	EQ/Large Cap Value Managed Volatility† — EIMG; AllianceBernstein L.P.	0.86%		-11.60%	5.67%	9.46%
Equity	EQ/Loomis Sayles Growth — EIMG; Loomis, Sayles & Company, L.P.	1.05%	^	-28.02%	6.89%	11.87%

Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2022)
				1 year	5 year	10 year
Equity	EQ/MFS International Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	-15.20%	4.30%	6.03%
Equity	EQ/Mid Cap Index — EIMG; AllianceBernstein L.P.	0.66%	^	-13.60%	5.99%	10.02%
Equity	EQ/Mid Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.95%		-14.58%	4.62%	8.96%
Asset Allocation	EQ/Moderate Allocation† — EIMG	1.08%		-15.47%	2.33%	4.25%
Asset Allocation	EQ/Moderate-Plus Allocation† — EIMG	1.12%		-17.08%	3.58%	6.07%
Money Market	EQ/Money Market* — EIMG; BNY Mellon Investment Adviser, Inc.	0.69%		1.11%	0.85%	0.46%
Equity	EQ/Morgan Stanley Small Cap Growth — EIMG; BlackRock Investment Management, LLC, Morgan Stanley Investment Management, Inc.	1.15%	^	-44.23%	7.50%	—
Fixed Income	EQ/PIMCO Ultra Short Bond — EIMG; Pacific Investment Management Company LLC	0.80%	^	-0.57%	0.72%	0.71%
Fixed Income	EQ/Quality Bond PLUS — EIMG; AllianceBernstein L.P., Pacific Investment Management Company LLC	0.80%		-10.18%	-0.30%	0.19%
Equity	EQ/Small Company Index — EIMG; AllianceBernstein L.P.	0.63%		-19.80%	4.18%	8.77%
Equity	EQ/T. Rowe Price Growth Stock — EIMG; T. Rowe Price Associates, Inc.	1.00%	^	-38.64%	4.23%	10.63%
Equity	EQ/Value Equity — EIMG; Aristotle Capital Management, LLC	0.91%		-15.11%	4.44%	8.43%
Equity	Multimanager Aggressive Equity — EIMG; AllianceBernstein L.P.	0.99%		-32.15%	8.59%	12.39%
Fixed Income	Multimanager Core Bond — EIMG; BlackRock Financial Management, Inc., DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.85%	^	-12.77%	-0.45%	0.46%
Specialty	Multimanager Technology — EIMG; AllianceBernstein L.P., Wellington Management Company LLP	1.25%	^	-37.29%	10.37%	15.05%
Asset Allocation	Target 2015 Allocation — EIMG	1.10%	^	-14.13%	2.08%	4.14%
Asset Allocation	Target 2025 Allocation — EIMG	1.10%	^	-15.23%	3.39%	5.92%
Asset Allocation	Target 2035 Allocation — EIMG	1.06%		-16.32%	4.27%	6.97%
Asset Allocation	Target 2045 Allocation — EIMG	1.06%		-16.73%	4.79%	7.75%
Asset Allocation	Target 2055 Allocation — EIMG	1.10%	^	-17.56%	5.32%	—
^	This Portfolio’s annual expenses reflect temporary fee reductions.
†
EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†”. See “Portfolios of the Trusts” for more information regarding volatility management.

*
The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

Original certificates

Original certificates are M
OMENTUM
SM
certificates under which the M
OMENTUM
SM
employer has not elected to add any new variable investment options. Therefore, only Multimanager Aggressive Equity, EQ/Moderate Allocation, EQ/Common Stock Index and EQ/Money Market variable investment options are available.

Selecting your investment method.
Employers and plan trustees should note that for original certificates, only the guaranteed interest option, Multimanager Aggressive Equity, EQ/Moderate Allocation, EQ/Common Stock Index and EQ/Money Market options are available.

Transferring the retirement account value.
The EQ/Money Market option is always available under an original certificate. However, we will not permit transfers into the EQ/Money Market option from any other investment option. There will not be any other transfer limitations under an original certificate.

Default option for the forfeiture account.
We allocate amounts in the forfeiture account to the default option. For original certificates, the guaranteed interest option is the default option.

M
OMENTUM
SM
Issued by

Equitable Financial Life Insurance Company
1290 Avenue of the Americas
New York, NY 10104
(212)
554-1234

This prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission a Statement of Additional Information (“SAI”) that includes additional information about M
OMENTUM
SM
, the Company and Separate Account A. The SAI dated May 1, 2023, is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call (800) 528-0204. The SAI is also available at our website, www.equitable.com/ICSR#EQH146680.

We file periodic reports and other information about M
OMENTUM
SM
and Separate Account A as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifier: C000024811

Equitable Financial Life Insurance Company

Supplement dated May 1, 2023 to the Prospectus dated May 1, 2023 for MomentumSM

This Supplement adds information related to an exchange offer and modifies certain related information in the above-referenced current prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus or call (800) 528-0204.

EXCHANGE OFFER

This Supplement describes an Exchange Offer we are making to you in connection with your group deferred annuity contract. This Supplement contains important information that you should know before accepting this Exchange Offer.

NO ACTION IS REQUIRED ON YOUR PART

You are not required to accept this Exchange Offer or take any action under your Existing Contract. If you do not accept this Exchange Offer, your Existing Contract will continue unchanged.

In certain Employer-sponsored plans, your Employer or Plan Trustee may unilaterally accept this Exchange Offer. You can contact your financial professional for additional information.

You should carefully read this Supplement in conjunction with your Prospectus before making your decision regarding this Exchange Offer. If you have any questions about this Exchange Offer, contact your financial professional or call us directly at (800) 528-0204.

Why am I receiving this offer?

Your Employer or Plan Trustee has decided to make available to you a defined contribution investment platform (the “Program”), which is designed to provide participants (“Participants”) a selection of investment options, including certain mutual fund options and a fixed annuity contract option (each a “Program Investment Option” and collectively the “Program Investment Options”). In the future, we expect to expand the investment options available under the Program. Please note that certain Program Investment Options may be offered, advised or subadvised by Equitable Financial Life Insurance Company (the “Company”) or one or more of our affiliates.

Because the Program is available to you and you are no longer able to contribute to your MomentumSM group contract, contract or certificate (each an “Existing Contract” and collectively the “Existing Contracts”), we will permit you to exchange some or all of your Existing Contract for one or more affiliated mutual funds that are also Program Investment Options (each an “Affiliated Mutual Fund” and collectively the “Affiliated Mutual Funds”) and/or one or more unaffiliated mutual funds that are also Program Investment Options (each an “Unaffiliated Mutual Fund” and collectively the “Unaffiliated Mutual Funds”) without imposing withdrawal charges (the “Exchange Offer”). This Exchange Offer also includes, if applicable, any subsequent exchanges under the Program of shares of an Affiliated Mutual Fund or Unaffiliated Mutual Fund for an Existing Contract or a New Contract (described below) and any future exchanges under the Program.

You should carefully read this Supplement and your Prospectus and the prospectuses for each Affiliated Mutual Fund and each Unaffiliated Mutual Fund (each a “Mutual Fund” and collectively the “Mutual Funds”) before making your decision regarding this Exchange Offer. This Exchange Offer allows you to exchange some or all of the retirement account value (“account value”) in your Existing Contract for one or more Mutual Fund without paying withdrawal charges. You should only exchange some or all of the account value in your Existing Contract if you have determined you no longer need or want some or all of the Guaranteed Benefits (described below) provided by your Existing Contract. The Mutual Fund do not offer any of these Guaranteed Benefits. If you accept this Exchange Offer your Guaranteed Benefits will terminate or be reduced and they cannot be reinstated.

What is this offer? How does this offer work?

You can exchange some or all of your Existing Contract without incurring withdrawal charges for one or more Mutual Fund. The minimum amount that may be exchanged pursuant to this Exchange Offer is $20. If you are considering investing in one or more Mutual Fund you should contact your financial professional, who will be able to explain the details of the Mutual Funds and provide you with the proper forms and applications necessary to complete the transaction. Mutual Funds can only be purchased through a broker-dealer and this Exchange Offer is not available through all broker-dealer firms.

CAT. NO. 160749 (05/23)
MO	#402149

Under this Exchange Offer, the full or partial exchange of your Existing Contract will not trigger any applicable withdrawal charge under your Existing Contract. In addition, since the Mutual Funds do not have withdrawal charges, any account value from your Existing Contract transferred into the Mutual Funds would not be subject to any withdrawal charge under the Mutual Funds (but would be subject to all other charges and fees under each applicable Mutual Fund).

Your Existing Contract has certain benefits that are not offered under any Mutual Fund (the “Guaranteed Benefits”):

•	the ability to annuitize at guaranteed annuitization rates and receive guaranteed income for life; and

•	a guaranteed interest option (investment option that pays interest at guaranteed rates).

You should carefully consider whether an exchange is appropriate for you by comparing the Guaranteed Benefits provided by your Existing Contract to the benefits and features provided by each Mutual Fund. The Mutual Funds do not provide any guaranteed benefits and if you accept this Exchange Offer your Guaranteed Benefits will be terminated or reduced, perhaps significantly.

You should also compare the fees and charges of your Existing Contract to the fees and charges of the Mutual Funds (mutual fund annual operating expenses include management fees, distribution and/or service (12b-1) fees and other expenses). You will also pay a recordkeeping fee on assets invested in Mutual Funds. There are no front-end or back-end sales charges for the Mutual Funds. For a copy of the prospectus for a Mutual Fund, please contact your financial professional or call (800) 528-0204. Please also see “How can I evaluate this offer?” and “Appendix I”.

When your Employer or Plan Trustee made the Program available to you it also decided how ongoing contributions may be allocated. That decision determined the terms under which you can exchange some or all of the account value in your Existing Contract into one or more Mutual Fund. Accordingly since your Employer or Plan Trustee does not currently permit ongoing contributions to the Existing Contracts, you can elect to exchange some or all of the account value in your Existing Contract into one or more Mutual Fund. Employer or Plan Trustee restrictions may prevent you from accepting this Exchange Offer.

We reserve the right to terminate or materially amend this Exchange Offer with respect to any or all Existing Contracts, as well as, any or all Mutual Funds with notice at least 60 days prior to the date of termination or the effective date of the amendment, subject to the following limited exceptions. First, no such notice would be required if, under extraordinary circumstances, there is a suspension in the redemption of the Existing Contract under Section 22(e) of the 1940 Act or the rules thereunder. Second, no such notice would be required if the Mutual Fund temporarily delays or ceases the sale of the security because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

Can I subsequently exchange back into my Existing Contract or a New Contract?

Since your Existing Contract and the New Contract (discussed below) are not currently Plan investment options accepting contributions, you cannot transfer from Mutual Fund back into your Existing Contract or a New Contract. If, at some point in the future, Existing Contracts (or New Contracts as applicable) are Plan investment options accepting contributions, we also reserve the right to disallow all exchanges from the Mutual Funds into Existing Contracts or New Contracts, as well as, the right to reject individual Participant’s requests to exchange some or all of their value in the Mutual Funds back into their Existing Contract or a New Contract without rejecting other Participant’s requests or all Participant’s requests. Please Note: Even if you exchange back into your Existing Contract or a New Contract, you may not receive the same level of Guaranteed Benefits as you originally had under your Existing Contract. Please see “How can I evaluate this offer?” and “Appendix I”.

If permitted by your Employer or Plan Trustee at some future date, you may also be able to exchange some or all of the value in your Mutual Funds back into your Existing Contract or, if your Existing Contract no longer exists (because you fully exchanged it for one or more Mutual Fund or subsequently surrendered it), into a new contract. The new contract would be a newly issued version of your terminated Existing Contract if it is available for new sales (the “New Contract”). For a copy of the prospectus for the New Contract, please contact your financial professional or call (800) 528-0204. Please Note: A New Contract is only applicable if your Existing Contract no longer exists, and you will be required to complete the necessary application, order form or other documentation before the New Contract can be issued and the exchange from the Mutual Funds completed.

If you exchange back into your Existing Contract or a New Contract (which is not currently permitted), a new withdrawal charge period will attach to that exchanged amount. However, no withdrawal charge will be applied to subsequent exchanges back to Mutual Funds pursuant to this Exchange Offer. You should only exchange shares of Mutual Funds for an Existing Contract or New Contract (which is not currently permitted) if you have determined that you want some or all of Guaranteed Benefits provided by the Existing Contract or New Contract and you understand all of the fees and expenses that you would be paying under that contract.

2

How can I evaluate this offer?

You must decide between: (1) keeping your Existing Contract; or (2) fully or partially exchanging your Existing Contract without any applicable withdrawal charges for one or more Mutual Fund.

If you do not accept our offer, your Existing Contract and all of the Guaranteed Benefits would continue unchanged, and any applicable charges would continue to be deducted from your account value.

If you elect to fully exchange your Existing Contract for one or more Mutual Fund:

•	Your Existing Contract and its Guaranteed Benefits would terminate.

•	Your account value would transfer without incurring any applicable withdrawal charges, although we will deduct a pro rata portion of the Annual Administrative Charge if your Existing Contract’s account value is less than the applicable threshold specified in your Existing Contract.

•	In the future, you would not have the option to receive the lifetime income at guaranteed annuity rates.

If you partially exchange your Existing Contract for one or more Mutual Fund:

•	Your account value will be reduced by the amount of the exchange.

•	The account value that can be used for annuity payments under the Existing Contract’s annuity payment options will also be reduced.

You should compare your Existing Contract’s Guaranteed Benefits with the Mutual Fund’s benefits and features. See “Appendix I”. Under a Mutual Fund the death benefit is equal to your Mutual Fund account value, which could be more or less than your contributions, including the amount exchanged from your Existing Contract. In addition, you will not be able to annuitize your Mutual Funds and receive guaranteed lifetime income.

When you purchased your Existing Contract, you made the decision that some or all of the Guaranteed Benefits were important to you based on your personal circumstances at that time. When considering this Exchange Offer, you should consider whether you no longer need or want some or all of the Guaranteed Benefits provided by your Existing Contract, given your personal circumstances today and your future needs because, if you accept our Exchange Offer, you will be giving up or significantly reducing your Guaranteed Benefits. You should consider your specific circumstances, including your specific account values, death benefit value, and the following factors:

•	How long you intend to keep your Existing Contract.

•	Whether it is important for you to be able to receive guaranteed lifetime income.

•	Whether the availability of a guaranteed interest option is important to you.

You should assess your own situation to decide whether to accept the Exchange Offer. Once terminated, your Guaranteed Benefits based on the values in your Existing Contract cannot be reinstated. In considering the factors above, and any other factors you believe relevant, you may wish to consult with your named beneficiaries, and your financial professional and other advisors. We cannot provide investment advice to you, including how to weigh any relevant factors for your particular situation. We cannot provide any advice regarding future account value, including whether investment options under your Existing Contract will experience market gains or losses.

Also, if your Employer or Plan Trustee allows contributions into Existing Contracts (or New Contracts when applicable) in the future and we allow you to exchange from Mutual Fund back into your Existing Contract or a New Contract, a new withdrawal charge period will start. There is no guarantee that your Employer or Plan Trustee will allow contributions into Existing Contracts or New Contracts in the future.

Please remember, the Mutual Funds do not provide any guaranteed benefits. If you exchange 100% of your account value under your Existing Contract for one or more Mutual Fund, your Existing Contract will terminate, and you will lose your Guaranteed Benefits. If you exchange only a portion of your account value, the amount exchanged will reduce the account value of your Existing Contract. You will also be subject to all the fees and charges under each applicable Mutual Fund.

How do I accept this offer?

To accept this Exchange Offer, you must (1) be enrolled in the Program (please contact your financial professional for more information on how to enroll in the Program) and (2) complete the applicable exchange form. Please complete, sign and date the exchange form and return it to us at the following address:

Equitable-Retirement

P.O. Box 219489

Kansas City, MO 64121-9489

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We will not process your acceptance of the offer until all applicable requirements are satisfied. Transactions requested but not completed due to your failure to provide sufficient information, or for any other reason beyond our control, will not be eligible for the offer.

Good order. The Exchange Offer is not available on (1) any day that you are not enrolled in the Program and (2) on a nonbusiness day (including a non-Segment Business Day if account value is being exchanged out of a Segment). We will not consider your acceptance of the offer to be in good order if we receive it on such a day or if it is missing any necessary information. If the Exchange Offer is received in good order before the market closes on a business day, then (1) for exchanges into Affiliated Mutual Funds, the exchange out of the Existing Contract and the purchase of shares of each Affiliated Mutual Fund will occur at the price calculated as of market close on that business day and (2) for exchanges into Unaffiliated Mutual Funds, the exchange out of the Existing Contract will occur at the price calculated as of market close on that business day but the purchase of shares of each Unaffiliated Mutual Fund will occur at the price calculated as of the market close on the business day that the purchase order is received by the Unaffiliated Mutual Fund, which is generally one to three business days later. This means that if you exchange into both an Affiliated Mutual Fund and an Unaffiliated Mutual Fund, your purchases will not occur on the same business day. If we receive your acceptance on a non-business day and it is otherwise complete, the exchange out of your Existing Contract will be processed on the next business day and the purchase of Mutual Fund shares will occur as set forth above.

What are the tax implications of accepting the offer?

We view exchanges from the Existing Contracts in whole or in part to one or more Mutual Fund as a transfer from another funding vehicle under the Plan and therefore, accepting this Exchange Offer will generally not be viewed as a taxable distribution to you. For more information, please see “Tax Information” in your Prospectus. You should discuss with your tax advisor whether it makes sense for you to accept the offer.

More information about this offer.

Although we do not directly compensate your financial professional based on your acceptance of this Exchange Offer, your financial professional may receive payments of varying amounts that may provide an incentive in recommending whether or not you should accept this Exchange Offer. For example, if you exchange some or all of your Existing Contract for a Mutual Fund, your financial professional may receive compensation upon completion of that exchange. You should contact your financial professional for information about the compensation he or she receives. For additional information about compensation paid to your financial professional, see “Distribution of the contracts” in “More information” in your Prospectus.

Please note that your Existing Contract and any New Contract, if applicable, may each be a Program Investment Option. For ease of discussion regarding this Exchange Offer, this Supplement separates your Existing Contract and any New Contract from the Program Investment Options.

All exchanges are subject to our policies and procedures concerning frequent or disruptive transfer activity.

The Exchange Offer may vary for certain contracts, certificates, and in certain states and may not be available for all contracts or certificates, in all states, at all times or through all financial intermediaries. All material variations are described in this Supplement. We may suspend, modify, or terminate this Exchange Offer at any time with notice, as described in this Supplement. In the future, we may make new, additional or modified offers in connection with these Existing Contracts or certain benefits thereunder with different terms that may be more or less favorable than the terms described herein.

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APPENDIX I

The following chart provides a brief summary comparison of some of the important features of your Existing Contract and the Mutual Funds and between the Mutual Funds and a New Contract. You should not rely solely on this chart in examining the differences between your Existing Contract and the Mutual Funds and between the Mutual Funds and a New Contract. There may be other differences important for you to consider prior to purchasing a Mutual Fund or a New Contract. You should read your Prospectus and other information related to your Existing Contract and the prospectus for each Mutual Fund you are interested in and the prospectus for a New Contract prior to requesting any exchange. If you would like a prospectus for a Mutual Fund or a New Contract, contact your financial professional or call (800) 528-0204. Please note, this chart does not create or modify any existing rights or Guaranteed Benefits, all of which are only established by your Existing Contract. Your Employer or Plan Trustee does not currently allow contributions into Existing Contracts or New Contracts, and there is no guarantee that they will do so in the future.

	MomentumSM	AFFILIATED MUTUAL FUNDS
Annual Administrative Charge[1]	$7.50 quarterly	$0
Separate Account Expenses	1.34%-1.40%	0
Variable Investment Option Fees	0.54%-1.29%	0
Record Keeping Fee	0	0.15%-1.60%
Mutual Fund Annual Operating Expenses	0	0%-2.26%[2]
Maximum Withdrawal Charge	6%	0%
Living Benefit (charge)	No	No
Variable Investment Options	approximately 50 (various classes)	0
Death Benefit	Retirement Account Value	Account Value
Guaranteed minimum annual rate in the Guaranteed Interest Option (guaranteed minimum annual rate)[3]	3% or 4%	No
Lifetime Payout Option	Yes	No
Additional Features		managed account service
1

The administrative charge is currently $7.50 per quarter or, if less, 0.50% of a participant’s retirement account value plus the amount of any active loan. Your employer may elect to pay this charge. Exceptions apply to certain contracts where the participant’s retirement account value is $25,000 or more. We reserve the right to waive or increase this charge upon 90 days written notice to the employer or plan trustee.

2

Your Plan will designate the Mutual Funds which are available to you as Mutual Fund Program Investment Options. The high and low Mutual Fund Annual Operating Expenses will vary based on the Mutual Fund Program Investment Options available to you.

3	The guaranteed interest option is part of our general account and pays interest at guaranteed rates that are reset periodically.

MomentumSM

A group variable and fixed deferred annuity contract

Issued through: Separate Account A

Statement of Additional Information

May 1, 2023

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

This Statement of Additional Information (‘‘SAI’’) is not a prospectus. It should be read in conjunction with the related MomentumSM prospectus dated May 1, 2023. That prospectus provides detailed information concerning the contract and the variable investment options, as well as the fixed interest option, that fund the contract. Each variable investment option is a subaccount of the Company’s Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing the processing office at Equitable-Retirement, P.O. Box 219489, Kansas City, MO 64121-9489, by calling toll free, 1-800-528-0204, or by contacting your financial professional.

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”) (until 2020, known as AXA Equitable Life Insurance Company), a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Additional information about the MOMENTUMSM program

Plan eligibility requirements

Under the Plan, the employer specifies the eligibility requirements for its plan in the participation agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. The employer may not require more than one year of eligibility service for a 401(k) plan. Effective for plan years beginning after December 31, 2020, 401(k) plans are required to allow employees age 21 or older that work 500 hours or more for three consecutive 12-month periods to make elective deferrals. For this purpose, 12-month periods beginning before January 1, 2021, are not taken into account. As such, employees who meet this criteria are not required to be eligible to participate until January 1, 2024, at the earliest. Further, employers are not required to make matching or non-elective contributions on behalf of such employees, and can exclude such employees from nondiscrimination and top-heavy testing.

The Plan provides that a sole proprietor, partner or shareholder may elect not to participate in the plan. However, provisions of the Code may require that the plan cover all employees even if they previously elected not to participate.

Vesting under the Plan

Vesting refers to the nonforfeitable portion of a participant’s retirement account value and loans attributable to employer and matching contributions under the Plan. The participant’s retirement account value attributable to salary deferral contributions, post-tax employee contributions, prior plan contributions, qualified non-elective, rollover, Roth contributions, Roth rollover contributions and qualified matching contributions is nonforfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. A participant who terminates employment before that time forfeits any benefits that are not already vested under the plan’s vesting schedule.

Benefits generally must vest in accordance with any of the schedules below or one at least as favorable to participants as Schedule B or C:

Years of Service	Schedule A Vested Percentage	Schedule B Vested Percentage	Schedule C Vested Percentage	Schedule D Vested Percentage
1	0%	0%	0%	100%
2	100%	20%	0%	100%
3	100%	40%	100%	100%
4	100%	60%	100%	100%
5	100%	80%	100%	100%
6	100%	100%	100%	100%

If the plan requires more than one year of service for participation, it must use Schedule D or one at least as favorable to participants.

MomentumSM
#409512

If the plan is not top ‘‘heavy’’ and does not require more than one year of service for participation, an employer may, in accordance with provisions of the Plan, instead elect one of the following vesting schedules for employer matching contributions or one at least as favorable to participants:

Years of Service	Schedule E Vested Percentage	Schedule F Vested Percentage
Less than 2	0%	0%
2	20%	0%
3	40%	100%
4	60%	100%
5	80%	100%
6	100%	100%

Matching contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year ‘‘graded vesting’’ schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

Benefit distributions

To begin receiving benefits (including annuity payments) under a Plan, your employer must send us your properly completed election of benefits form and, if applicable, beneficiary designation form. If we receive your properly completed forms, you will be eligible to receive a distribution as follows:

Type of distribution	Form received at the processing office	When eligible to receive distribution
Single Sum Payments Annuities	N/A	The 1st business day that is 7 calendar days after we receive the form.
In-Service Withdrawals	N/A	The business day on which we receive the form.
Hardship Withdrawals

Withdrawals of Post-Tax Employee Contributions
Installment Payments	1st through 25th business day of month inclusive. 26th through 31st business day of month inclusive.	The 1st business day of the following calendar month. The 1st business day of the second following calendar month.

In order for you to begin receiving benefits (including annuity payments) under an individually designed or prototype defined contribution plan, your employer must send us a properly completed request for disbursement form. We will send single sum payments to your plan trustee as of the close of business on the business day we receive a properly completed form. If you wish to receive annuity payments, your plan trustee may purchase an annuity contract from us. The annuity contract will be purchased on the business day we receive a properly completed form, and payments will commence as of that business day.

How we deduct the MOMENTUMSM quarterly administrative charge

Each calendar quarter we currently deduct an administrative charge of $7.50 or, if less, 0.50% of the total of your retirement account value plus the amount of any active loan from your retirement account value. We do not make any deduction if your retirement account value equals or exceeds $25,000. We will deduct this charge in a specified order of contribution sources and investment options. The order of contribution sources is: employer contributions, matching contributions, qualified non-elective and qualified matching contributions, prior plan contributions, elective contributions and post-tax contributions. The order of investment options is: guaranteed interest option, EQ/Common Stock Index, EQ/Moderate Allocation, Multimanager Aggressive Equity, EQ/Core Plus Bond, EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, EQ/Large Cap Value Managed Volatility, EQ/Equity 500 Index, EQ/International Equity Index, EQ/AB Small Cap Growth options and pro rata from the remainder of the investment options, based on your account value in each of these options. The last contribution sources are the variable investment options funded through the remaining Trust portfolios. If necessary we will deduct the administrative charge on a pro rata basis from these options.

For example, on the last business day of a calendar quarter we will first attempt to deduct the administrative charge from employer contributions within the guaranteed interest option. If there is no money in the guaranteed interest option, we will attempt to deduct the charge from the EQ/Common Stock Index option, then EQ/Moderate Allocation, etc. If there are no employer contributions in any of the investment options, we will go to the next contribution source, employer matching contributions, and attempt to deduct the charge from the investment options in the same order described above.

Description of contribution sources for the MOMENTUMSM program

These are the sources of contributions under qualified plans:

Employer contributions

These are contributions made to a plan for the benefit of participants and beneficiaries by the employer not covered by the remaining sources.

2

Matching contributions

These are employer contributions that are allocated to a participant’s account under a plan by reason of the participant’s non-Roth post-tax contributions, Roth contributions or pre-tax salary deferral contributions to the plan.

Post-tax contributions

These are non-Roth post-tax contributions made by a participant in accordance with the terms of a plan.

Roth contributions

These are post-tax salary deferral contributions made to a 401(k) plan pursuant to Section 402A of the Code.

Salary-deferral contributions

These are pre-tax contributions to a plan that are made pursuant to a cash or deferred election (normally in accordance with the terms of a qualified cash or deferred arrangement under Section 401(k) of the Code).

Prior plan contributions

These are contributions transferred to a plan from another profit sharing plan of the same employer.

Prior pension contributions

These are contributions transferred from another qualified plan which require separate accounting pursuant to Revenue Ruling 94-76.

Rollover contributions

These are contributions transferred or rolled over to a plan from another qualified plan, an IRA, a tax sheltered annuity satisfying Section 403(b) of the Code or a governmental employer plan satisfying Section 457 of the Code.

Roth rollover contributions

These are contributions transferred or rolled over from another qualified plan, a tax sheltered annuity satisfying Section 403(b) of the Code or a governmental employer plan satisfying Section 457 of the Code which require separate accounting under Section 402A of the Code.

Qualified non-elective and qualified matching contributions

These are employer contributions made pursuant to the terms of a plan subject to either or both of the special nondiscrimination tests applicable to plans that are subject to Section 401(k) (qualified cash or deferred arrangements) or Section 401(m) (applicable to plans that accept matching contributions and/or post-tax contributions) of the Code. Employers make such qualified non-elective and qualified matching contributions to meet the nondiscrimination requirements of Section 401(k) and/or 401(m) of the Code. This source is called the employer 401(k) Account in the Plan.

Additional loan provisions

Under the MomentumSM contract, (1) the minimum amount of the loan is $1,000 and (2) the maximum amount of the loan is 50% of the participant’s vested retirement account value. A plan loan may never be greater than $50,000, less the highest outstanding loan balance in the preceding twelve calendar months. We will deduct the plan loan from the investment options you specify when you request the loan. The loan term must comply with applicable law. See ‘‘Tax information’’ in the Prospectus.

If there is a loan outstanding under an EQUI-VEST® corporate trusteed contract and you convert it to the MomentumSM contract, the retirement account value established for the participant under the MomentumSM contract will be equal to the account value under the EQUI-VESTSM contract, less the principal amount of the loan outstanding on the effective date of conversion. That means we will reduce the account value under the EQUI-VESTSM contract by the principal amount of the loan. You may withdraw or transfer amounts that were in the EQUI-VESTSM loan reserve account in excess of the principal balance of the loan, subject to any restrictions in the MomentumSM contract.

If you, as the employer, are transferring plan assets to the MomentumSM program, outstanding plan loans may also be transferred to the MomentumSM contract. We refer to these loans as ‘‘takeover loans.’’ We will not impose a withdrawal charge if a takeover loan defaults. Also, we will not deem defaulted takeover loans as withdrawals for purposes of calculating the minimum death benefits. We will allocate repayments of takeover loans to the guaranteed interest option. Loans converted from EQUI-VESTSM corporate trusteed to MomentumSM are not takeover loans.

Calculation of annuity payments

The calculation of monthly annuity payment under a contract takes into account the number of annuity units of each variable investment option credited under a contract, their respective annuity unit values, and a net investment factor. Annuity unit values will also vary by variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the option reduced for each day in the valuation period by:

•	.00013366 of the net investment factor if the assumed base rate of net investment return is 5% a year; or

•	.00009425 of the net investment factor if the assumed base rate of net investment return is 3 1⁄2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All contracts have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base

3

rate of 3 1⁄2% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3 1⁄2% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form, or on such other future date as you specify. The first three monthly payments are the same. The initial payment will be calculated using the basis guarantee in the contract or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the payments under the annuity depend on the life of an annuitant, the age of the annuitant(s) will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. We will calculate each monthly payment by multiplying the number of annuity units credited by the average annuity unit value for the selected option for the second calendar month immediately preceding the due date of the payment. We calculate the number of units by dividing the first monthly payment by the annuity unit value for the valuation period. This includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

Illustration of calculation of annuity payments

To show how we determine variable annuity payments, assume that the retirement account value on a retirement date is enough to fund an annuity with a monthly payment of $100. Also assume that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the contract would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October, the annuity payment due in December would be $95.19 (the number of units (26.74) times $3.56).

Custodian

The Company is the custodian for shares of the Trusts owned by Separate Account A.

Independent Registered Public Accounting Firm

The (i) financial statements of each of the variable investment options of Separate Account A as of December 31, 2022 and for each of the periods indicated therein and the (ii) consolidated financial statements and financial statement schedules of Equitable Financial Life Insurance Company as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS (for Separate Account A) and Form N-VPFS (for Equitable Financial Life Insurance Company) have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, New York 10017.

Distribution of the contracts

Pursuant to a Distribution and Servicing Agreement between Equitable Advisors, the Company and certain of the Company’s separate accounts, including Separate Account A, the Company paid Equitable Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several Company separate accounts, including Separate Account A, $628,586,635 in 2022, $633,967,608 in 2021 and $542,543,314 in 2020. Of these amounts, Equitable Advisors retained $286,917,091, $282,627,531 and $239,488,181, respectively.

ERISA information statement

Equitable Network, LLC (“Equitable Network”) is a licensed insurance agency and Equitable Advisors is a registered broker-dealer. Each is an affiliate of the Company. The Company has retained its affiliate Equitable Network as its general agent to distribute the Company policies and contracts through the Financial Professionals. Equitable Network is responsible for all administrative and operational functions in connection with the distribution of the Company products by the Financial Professionals, including training, wholesaling support and other marketing functions. The Company pays compensation to Equitable Network, as its distributor, which covers compensation to the Financial Professionals responsible for the sale.

Each licensed Financial Professional of Equitable Advisors, (‘‘Financial Professional’’) will receive compensation from the Company for the sale and servicing of a MomentumSM contract. (‘‘Servicing’’ does not include recordkeeping or administration of the Plan or Trust.) The maximum compensation payable in the aggregate to those Financial Professionals on each sale of this MomentumSM contract is shown in the Schedule of Maximum Commissions and Service Fees below. Under an agreement with Equitable Network, no Financial Professional is permitted to sell to the Plan insurance or annuity products of other insurance companies without first obtaining the consent of the Company.

Schedule of maximum commission and service fees:  Equitable Network pays premium-based compensation

4

on MomentumSM contracts. If more than one Financial Professional is involved, compensation is divided between them. Premium-based compensation is paid at a rate of 3.0%, 1.5% or 0.5% on all contributions and transfers to the contract for the Participant whose attained age (last birthday) at the beginning of the participation year during which payment is received is under age 55, age 55 through 59, or at least age 60, respectively. Compensation is not payable on transfers to the contract from another Company funding vehicle. No direct or indirect compensation or other consideration will be paid to the plan fiduciary signing below or to any other plan fiduciary as a result of the participation of the plan and trust in the MomentumSM contract.

Calculating Unit values

Unit values are determined at the end of each valuation period for each of the variable investment options. The unit values may vary.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by (ii) the net investment factor for that variable investment option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

(	a b	)	–	c

where:

(a)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and other fees and direct expenses of such Trusts.

(b)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)

is the daily charges relating to the contracts for mortality risks, expenses, expense risks, death benefits and financial accounting, times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes. These charges are at an effective annual rate not to exceed a total of 1.49% for the EQ/Money Market and EQ/Common Stock Index options and 1.34% for all other variable investment options.

Financial statements

The financial statements and financial statement schedules of the Company incorporated herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts.

5

PART C

OTHER INFORMATION

Item 27.	(a)	Board of Directors Resolutions.

(a)

Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States (“Equitable”) authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 33-47949 on April 26, 1996.

(b)

Resolutions of the Board of Directors of Equitable dated October 16, 1986 authorizing the reorganization of Separate Accounts A, C, D, E, J and K into one continuing separate account, previously filed with this Registration Statement No. 33-47949 on April 26, 1996.

	(b)	Custodial Agreements. Not applicable.

	(c)	Underwriting Contracts.

(a)

Distribution and Servicing Agreement dated as of May 1, 1994 among EQ Securities, Inc. (now AXA Advisors, LLC), Equitable Life Assurance Society of the United States and Equitable Variable Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-4, (File No. 2-30070), refiled electronically on July 10, 1998.

(b)

Agreement dated January 1, 2000 for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries previously filed with this Registration Statement (File No. 33-47949) on April 19, 2001.

(c)

Transition Agreement dated January 1, 2000 for services by AXA Network LLC and its subsidiaries to The Equitable Life Assurance Society of the United States previously filed with this Registration Statement (File No. 33-47949) on April 19, 2001.

(d)

General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, (File No. 2-30070), filed April 19, 2004.

(d)(i)

First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

(d)(ii)

Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

(d)(iii)

Third Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(d)(iv)

Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(d)(v)

Fifth Amendment, dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

(d)(vi)

Sixth Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

(d)(vii)

Seventh Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

(d)(viii)

Eighth Amendment, dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

(d)(ix)

Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(d)(x)

Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(d)(xi)

Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(d)(xii)

Twelfth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(d)(xiii)

Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

(d)(xiv)

Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

(d)(xv)

Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(d)(xvi)

Seventeenth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC, (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(d)(xvii)

Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(d)(xviii)

Nineteenth Amendment to General Agent Sales Agreement, dated January 1, 2020, by and between AXA Equitable Life Insurance Company and AXA Network, LLC, previously filed with this Registration Statement No. 33-47949 on April 20, 2021.

(d)(xix)

Twentieth Amendment to General Agent Sales Agreement dated September 1, 2021, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, previously filed with this Registration Statement on Form N-4 (File No. 33-47949) on April 20, 2022.

(d)(xx)

Twenty First Amendment to General Agent Sales Agreement dated January 1, 2022, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, previously filed with this Registration Statement on Form N-4 (File No. 33-47949) on April 20, 2022.

(e)

Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

(f)

Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

(g)

Broker-Dealer and General Agent Sales Agreement dated as of March 15, 2016 between AXA Distributors, LLC, AXA Advisors, LLC and AXA Network, LLC, is incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 16, 2019.

(d)	Contracts. (Including Riders and Endorsements)

	(a)	Form of group annuity contract and individual annuity certificate, previously filed with this Registration Statement No. 33-47949 on May 15, 1992, refiled electronically on August 18, 1998.

	(b)	Form of Endorsement to group annuity contract for contribution sources, previously filed with this Registration Statement (File No. 33-47949) on April 21, 2006 and incorporated herein by reference.

(c)

Form of endorsement to group annuity contract for transfer rules (Form No. PF 2007MKT) previously filed with this registration statement (File No. 33-47949) on April 21, 2008 and incorporated herein by reference.

(e)	Applications.

	(a)	Form of application, previously filed with this Registration Statement No. 33-47949 on May 15, 1992, refiled electronically on August 18, 1998.

(f)	Depositor’s Certificate of Incorporation And By-Laws.

	(a)	Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

	(a)(i)	Restated Charter of Equitable Financial Life Insurance Company incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-232418) filed on June 29, 2020.

	(b)	By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

	(b)(i)	By-Laws of Equitable Financial Life Insurance Company, as amended, June 15, 2020, incorporated hereby by reference to Registration Statement on Form N-6 (File 333-232418), filed on June 29, 2020.

(b)(ii)

Amended and Restated By-Laws of Equitable Financial Life Insurance Company dated September 23, 2020, incorporated herein by reference to Registration Statement on Form N-4 (file No. 333-254385) filed on March 17, 2021.

(g)	Reinsurance Contracts. Not Applicable.

(h)	Participation Agreements.

(a)

Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor’s Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

(a)(i)

Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

(a)(ii)

Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(a)(iii)

Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(a)(iv)

Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

(a)(v)

Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

(a) (vi)

Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

(a) (vii)

Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

(a) (viii)

Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

(a) (ix)

Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

(a) (x)

Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

(a) (xi)

Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

(a) (xii)

Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

(a) (xiii)

Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(a) (xiv)

Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(a) (xv)

Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

(a) (xvi)

Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2013.

(a)(b)(i)

Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

(a)(b)(ii)

Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(a)(b)(iii)

Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(a)(b)(iv)

Amendment No. 3, dated as of April 4, 2014 (“Amendment No. 3”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(a)(b)(v)

Amendment No. 4, dated as of June 1, 2014 (“Amendment No. 4”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(a)(b)(vi)

Amendment No. 5, dated as of July 16, 2014 (“Amendment No. 5”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) ”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

(a)(b)(vii)

Amendment No. 6, dated as of April 30, 2015 (“Amendment No. 6”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

(a)(b)(viii)

Amendment No. 7 dated as of December 21, 2015 (“Amendment No. 7”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485(a) (File No. 333-17217) filed on February 11, 2016.

(a)(b)(ix)

Amendment No. 8 dated as of December 9, 2016 (“Amendment No. 8”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485(a) (File No. 333-17217) filed on January 31, 2017.

(a)(b)(x)

Amendment No. 9 dated as of May 1, 2017 (“Amendment No. 9”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

(a)(b)(xi)

Amendment No. 10 dated as of November 1, 2017 (“Amendment No. 10”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

(a)(b)(xii)

Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among EQ Advisor Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1a (File No. 333-17217) filed on July 31, 2018.

(a)(b)(xiii)

Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217), filed on April 26, 2019.

(a)(b)(xiv)

Amendment No. 13 dated July 16, 2020 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(a)(b)(xv)

Amendment No. 14 dated February 1, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(a)(b)(xvi)

Amendment No. 15 dated February 26, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 29, 2021.

(a)(b)(xvii)

Amendment No. 16 dated July 22, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on September 24, 2021.

(a)(b)(xviii)

Amendment No. 17 dated January 13, 2022 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 28, 2022.

(b)

Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 811-10509, 333-70754) on Form N-1A filed on December 10, 2001.

(b) (i)

Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

(b) (ii)

Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

(b) (iii)

Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

(b)(iv)

Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

(b)(v)

Amendment No. 1 dated as of October 21, 2013, to the Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

(b)(vi)

Amendment No. 2, dated as of April 18, 2014 (“Amendment No. 2”) to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(b)(vii)

Amendment No. 3, dated as of July 8, 2014 (“Amendment No. 3”) to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(b)(viii)

Amendment No. 4, dated as of December 10, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(b)(ix)

Amendment No. 5 dated as of September 26, 2015 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485(a) (File No. 333-70754) filed on April 26, 2016.

(b)(x)

Amendment No. 6 dated July 19, 2018 to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among AXA Premier VIP Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-14 (File No. 333-254204) filed on March 12, 2021.

(b)(xi)

Amendment No. 7 dated July 16, 2020 to the Amended and Restated Participation Agreement dated as of May 23, 2012, as amended by and among EQ Premier VIP Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-14 (File No. 333-254204) filed on March 12, 2021.

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion.

Opinion and Consent of Shane Daly, Esq., Vice-President and Associate General Counsel of Equitable Financial, as to the legality of the securities being registered, filed herewith.

(l)	Other Opinions.

(a) Consent of PricewaterhouseCoopers LLP, filed herewith.

(b) Powers of Attorney, filed herewith.

(c) Notice concerning regulatory relief, previously filed with this Registration Statement No. 33-47949 on May 15, 1992, refiled electronically on August 18, 1998.

(m)	Omitted Financial Statements. Not applicable.

(n)	Initial Capital Agreements. Not applicable.

(o)	Form of Initial Summary Prospectus. Not applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR.

Paragraph for EFLIC:

Set forth below is information regarding the directors and principal officers of the Depositor. The Depositor’s address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of the Depositor.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE DEPOSITOR

DIRECTORS

Francis Hondal	Director
10050 W. Suburban Drive
Pinecrest, FL 33156

Arlene Isaacs-Lowe	Director
1830 South Ocean Drive, #1411
Hallandale, FL 33009

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
135 Ridge Common
Fairfield, CT 06824

Craig MacKay	Director
England & Company 1133 Avenue of the Americas
Suite 2719
New York, NY 10036

Kristi A. Matus	Director
47-C Dana Road
Boxford, MA 02116

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA 25, Avenue Matignon 75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors 20 East End Avenue, Apt. 5C
New York, New York 10028

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*José Ramón González	Chief Legal Officer and Secretary

*Jeffrey J. Hurd	Chief Operating Officer

*Robin M. Raju	Chief Financial Officer

*Michael B. Healy	Chief Information Officer

*Nicholas Huth	Chief Compliance Officer

*William Eckert	Chief Accounting Officer

*Darryl Gibbs	Chief Diversity Officer

*David W. Karr	Signatory Officer

*Jessica Baehr	Signatory Officer

*Mary Jean Bonadonna	Signatory Officer

*Eric Colby	Signatory Officer

*Steven M. Joenk	Chief Investment Officer

*Kenneth Kozlowski	Signatory Officer

*Carol Macaluso	Signatory Officer

*Hector Martinez	Signatory Officer

*James McCravy	Signatory Officer

*James Mellin	Signatory Officer

*Hillary Menard	Signatory Officer

*Kurt Meyers	Deputy General Counsel and Signatory Officer

*Maryanne (Masha) Mousserie	Signatory Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Anthony Perez	Signatory Officer

*Antonio Di Caro	Signatory Officer

*Glen Gardner	Deputy Chief Investment Officer

*Shelby Holllister-Share	Signatory Officer

*Manuel Prendes	Signatory Officer

*Meredith Ratajczak	Chief Actuary

*Aaron Sarfatti	Chief Risk Officer and Chief Strategy Officer

*Stephen Scanlon	Signatory Officer

*Samuel Schwartz	Signatory Officer

*Stephanie Shields	Signatory Officer

*Joseph M. Spagnuolo	Signatory Officer

*Gina Tyler	Chief Communications Officer

*Constance Weaver	Chief Marketing Officer

*Stephanie Withers	Chief Auditor

*Yun (“Julia”) Zhang	Treasurer

Item 29.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

Separate Account A of Equitable Financial Life Insurance Company (the “Separate Account”) is a separate account of Equitable Financial Life Insurance Company. Equitable Financial Life Insurance Company, a New York stock life insurance company, is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the “Holding Company”).

Set forth below is the subsidiary chart for the Holding Company:

Equitable Holdings, Inc. - Subsidiary Organization Chart: Q4-2022 is incorporated herein by reference to Registration Statement (File No. 333-229766) on Form N-4 filed on February 3, 2023.

Item 30.   Indemnification

(a)	Indemnification of Directors and Officers

The By-Laws of Equitable Financial Life Insurance Company (“Equitable Financial”) provide, in Article VII, as follows:

7.4	Indemnification of Directors, Officers and Employees.

(a)	To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

(i)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

(ii)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)

To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

The directors and officers of Equitable Financial are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CNA, AIG, One Beacon, Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel and ARGO RE Ltd. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Idemnification of Principal Underwriters

To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable Advisors, LLC.

(c)	Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a) Equitable Advisors, LLC and Equitable Distributors, LLC are the principal underwriters for Separate Accounts 49, 70, A, FP, I and 45 of Equitable Financial, EQ Advisors Trust, and of Equitable America Variable Accounts A, K, L and 70A and AA. In addition, Equitable Advisors, LLC is the principal underwriter of Equitable Financial’s Separate Account 301.

(b) Set forth below is certain information regarding the directors and principal officers of Equitable Advisors, LLC and Equitable Distributors, LLC.

(i)	EQUITABLE ADVISORS, LLC

NAME AND PRINCIPAL
BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*David Karr	Director, Chairman of the Board and Chief Executive Officer

*Nicholas B. Lane	Director

*Frank Massa	Director and President

*Aaron Sarfatti	Director

*Jessica Baehr	Director

*Ralph E. Browning, II	Chief Privacy Officer

*Mary Jean Bonadonna	Chief Risk Officer

*Patricia Boylan	Broker Dealer Chief Compliance Officer

*Yun (“Julia”) Zhang	Director, Senior Vice President and Treasurer

*Nia Dalley	Vice President and Chief Conflicts Officer

*Brett Esselburn	Vice President, Investment Sales and Financial Planning

*Gina Jones	Vice President and Financial Crime Officer

*Dusten Long	Vice President

*Page Pennell	Vice President

*Sean Donovan	Assistant Vice President

*Alan Gradzki	Assistant Vice President

*Janie Smith	Assistant Vice President

*James Mellin	Chief Sales Officer

*Candace Scappator	Assistant Vice President, Controller and Principal Financial Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Alfred Ayensu-Ghartey	Vice President

*Joshua Katz	Vice President

*Christopher LaRussa	Investment Advisor Chief Compliance Officer

*Christian Cannon	Vice President and General Counsel

*Samuel Schwartz	Vice President

*Dennis Sullivan	Vice President

* Michael Cole	Vice President and Assistant Treasurer

*Constance (Connie) Weaver	Vice President

*Tony Richardson	Principal Operations Officer

*Michael Brudoley	Secretary

*Christine Medy	Assistant Secretary

*Francesca Divone	Assistant Secretary

(ii)	EQUITABLE DISTRIBUTORS, LLC

NAME AND PRINCIPAL
BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*Nicholas B. Lane	Director, Chairman of the Board, President and Chief Executive Officer

*Jessica Baehr	Director, Executive Vice President and Head of Group Retirement

*Hector Martinez	Director, Executive Vice President and Head of Life Business

*Eric Brown	Senior Vice President

*James Crimmins	Senior Vice President

*James Daniello	Senior Vice President

*Michael B. Healy	Senior Vice President

*Patrick Ferris	Senior Vice President

*Brett Ford	Senior Vice President

*Bernard Heffernon	Senior Vice President

*David Kahal	Senior Vice President

*Fred Makonnen	Senior Vice President

*Matthew Schirripa	Senior Vice President

*David Veale	Senior Vice President

*Alfred Ayensu-Ghartey	Vice President and General Counsel

*Alfred D’Urso	Vice President and Chief Compliance Officer

*Mark Teitelbaum	Senior Vice President

*Candace Scappator	Vice President, Chief Financial Officer, Principal Financial Officer and Principal Operations Officer

*Gina Jones	Vice President and Financial Crime Officer

*Yun (“Julia”) Zhang	Senior Vice President and Treasurer

*Francesca Divone	Secretary

*Richard Frink	Senior Vice President

*Michael J. Gass	Vice President

*Kathi Gopie	Vice President

*Timothy Jaeger	Vice President

*Jeremy Kachejian	Vice President

*Laird Johnson	Vice President

*Enrico Mossa	Assistant Vice President

*James C. Pazareskis	Assistant Vice President

*Caitlin Schirripa	Assistant Vice President

*Samuel Schwartz	Vice President

*Greg Seavey	Vice President

* Michael Cole	Assistant Treasurer

*Jonathan Zales	Senior Vice President

*Stephen Scanlon	Director, Executive Vice President and Head of Individual Retirement

*Prabha (“Mary”) Ng	Senior Vice President and Chief Information Security Officer

*Michael Brudoley	Assistant Secretary

*Christine Medy	Assistant Secretary

* Principal Business Address:

1290 Avenue of the Americas

NY, NY 10140

(c)

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Equitable Advisors, LLC	N/A	$0	$0	$0
Equitable Distributors, LLC	N/A	$0	$0	$0

Item 32.   Location of Accounts and Records

This information is omitted as it is provided in Registrant’s most recent report on Form N-CEN.

Item 33.   Management Services

Not applicable.

Item 34.   Fee Representation

The Depositor hereby represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor under the respective contracts.

Although 403(b) Contracts are not currently offered under this Registration Statement, they may be in the future. In such event, the Registrant hereby represents that it intends to rely on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraph (1)-(4) of that letter.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the City and State of New York, on the 19th day of April, 2023.

SEPARATE ACCOUNT A

(Registrant)

Equitable Financial Life Insurance Company
(Depositor)

By: /s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Robin Raju	Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Chief Accounting Officer

*DIRECTORS:

Francis Hondal	Craig MacKay
Arlene Isaacs-Lowe	Mark Pearson
Daniel G. Kaye	Bertram Scott
Joan Lamm-Tennant	Charles G.T. Stonehill
Kristi A. Matus	George Stansfield

*By:	/s/ Shane Daly
Shane Daly
Attorney-in-Fact
April 19, 2023